UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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National Health Investors, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NATIONAL HEALTH INVESTORS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FRIDAY, MAY 3, 2019 AT 12:00 PM CDT

To Our Shareholders:

We cordially invite you to attend the Annual Meeting of the Shareholders (the “Meeting”) of National Health Investors, Inc. (“NHI” or the “Company”). The Meeting will be held at Embassy Suites, 1200 Conference Center Boulevard, Murfreesboro, Tennessee 37129 on Friday, May 3, 2019, at 12:00 pm CDT, for the following purposes:

(1)	To elect one director, James R. Jobe, a current director of the Company;

(2)	To approve and adopt the Company’s 2019 Stock Incentive Plan;

(3)	To approve, on an advisory basis, the compensation paid to our named executive officers;

(4)	To ratify the Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

(5)    To transact such other business as may properly come before the Meeting or any continuances of it.

The Board of Directors has fixed the close of business on Thursday, March 7, 2019 (the “Record Date”), for the determination of shareholders who are entitled to vote at the Meeting, including any continuances.

To assure your representation at the Meeting, the Board of Directors solicits votes by the execution and prompt return of the proxy in the enclosed return envelope by mail or by use of our telephone or Internet voting procedures. Any shareholder attending the Meeting may vote in person even if he or she has returned a proxy. Whether you are able to attend the Meeting or not, we urge you to indicate your vote as follows:

*    FOR the election of Mr. Jobe as a Director of NHI;

*    FOR the adoption and approval of the Company’s 2019 Stock Incentive Plan;

*	FOR the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and accompanying compensation tables contained in this proxy statement; and

*	FOR ratification of the Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019.

By order of the Board of Directors,

/s/ Susan Sidwell
Corporate Secretary
Murfreesboro, Tennessee
March 19, 2019

NATIONAL HEALTH INVESTORS, INC.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of National Health Investors, Inc. (“NHI” or the “Company”) to be voted at the Annual Meeting (the “Meeting”) of the Shareholders on Friday, May 3, 2019, commencing at 12:00 pm CDT and at any continuances of the Meeting. The Meeting will be held at Embassy Suites, 1200 Conference Center Boulevard, Murfreesboro, Tennessee 37129. It is anticipated that this proxy statement and the form of proxy solicited on behalf of our Board of Directors will be filed with the Securities and Exchange Commission (“SEC”) and an accompanying Notice mailed to our shareholders on March 19, 2019.

Why am I receiving this proxy statement and proxy form?

As permitted by the SEC, we are making this proxy statement and our 2018 Annual Report on Form 10-K (the “2018 Annual Report”) available to our shareholders electronically via the Internet. If you received a Notice by mail, you will not automatically receive a printed copy of the proxy material in the mail. Instead, the Notice instructs you how to access and review on the Internet all of the important information contained in the proxy statement and 2018 Annual Report. The Notice also instructs you how to submit your vote over the Internet. If you received a Notice by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the Notice.

You are receiving the Notice by mail or this proxy statement and proxy form because you own shares of National Health Investors, Inc. common stock. This proxy statement describes issues on which you are entitled to vote. When you sign the proxy form, you appoint D. Eric Mendelsohn, the Company’s Chief Executive Officer, and Roger R. Hopkins, the Company’s Chief Accounting Officer, or either of them, as your representative at the Meeting. Mr. Mendelsohn and Mr. Hopkins will vote your shares at the Meeting as you have instructed on the proxy form. This way, your shares will be voted even if you cannot attend the Meeting.

If your shares are not voted in person or by telephone or on the Internet, they cannot be voted on your behalf unless you provide our corporate secretary with a signed proxy authorizing another person to vote on your behalf. Even if you expect to attend the Meeting in person, in order to ensure that your shares are represented, please vote using the telephone or Internet voting instructions found on the enclosed proxy card or complete, sign and date the enclosed proxy form and return it promptly.

If your shares are held in a brokerage account or in the name of another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction form. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote your shares. Since a beneficial owner is not the owner of record, you may not vote these shares in person at the Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Who is soliciting my proxy and who is paying the cost of the solicitation?

The Company’s Board of Directors is sending you this proxy statement in connection with its solicitation of proxies for use at the Meeting. Certain of our directors, officers and employees may solicit proxies by mail, telephone, facsimile or in person. The Company will pay for the costs of solicitation. As of the date of this proxy statement, we do not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to the beneficial owners of our common stock. We utilize the services of Broadridge Financial Solutions Inc. to disseminate our proxy materials at an estimated cost of $60,000.

What am I voting on?

At the Meeting you will be asked to vote on four proposals: The first proposal is the election of one Director to serve a three-year term on the Company’s Board of Directors. The second proposal is to approve the adoption of our 2019 Stock Incentive Plan. The third proposal is a non-binding advisory approval of the Company’s executive compensation as described in this proxy statement. The fourth proposal is the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm.

Who is entitled to vote?

Only shareholders of record at the close of business on Thursday, March 7, 2019 (the “Record Date”) are entitled to notice of and to vote at the Meeting or any continuances. We have no class or series of shares currently outstanding other than our common stock. Each holder of the shares of our common stock is entitled to one vote per share on all matters properly brought before the Meeting. Shareholders are not permitted to cumulate votes for the purpose of electing directors or otherwise.

How do I vote?

You may vote your shares either in person at the Meeting, by telephone, on the Internet or by proxy. If you duly execute and return a proxy in the accompanying form or use our telephone or Internet voting procedures to authorize the named proxies to vote your shares, those shares will be voted as specified, and if no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the prepaid envelope provided. Instructions for voting on the Internet or by telephone may be found in the proxy voting instructions included in the Notice. If your shares are registered in your own name and you attend the Meeting, you may deliver your completed proxy in person. “Street name” shareholders, that is, those shareholders whose shares are held in the name of and through a broker or nominee, who wish to vote at the Meeting will need to obtain a proxy form from the institution that holds their shares if they did not receive one directly. Shares held in street name may also be eligible for Internet or telephone voting.

Will my shares be voted if I do not sign and return my proxy form?

If your shares are registered in your name and you do not return your proxy form or do not vote in person at the Meeting, your shares will not be voted. If your shares are held in street name and you do not submit voting instructions to your broker, your broker may vote your shares for you. Brokers normally have discretion to vote on routine matters, such as ratification of auditors, but not on non-routine matters, such as compensation proposals. The New York Stock Exchange rules provide that uncontested director elections are not considered routine matters and brokers do not have discretion to vote on any director election.

Can I change my vote after I return my proxy form?

Yes. You may revoke your proxy and change your vote at any time before the proxy is exercised by filing either a written notice of revocation or another signed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Meeting in person and inform the corporate secretary that you wish to revoke or replace your proxy. Your attendance at the Meeting will not by itself revoke a previously granted proxy. If you hold your shares in “street name” through a broker, bank or other nominee, you may revoke your proxy by following instructions provided by your broker, bank or nominee. No notice of revocation or later-dated proxy will be effective until received by the Company at or prior to the Meeting.

How many votes are needed to hold the Meeting?

As of the Record Date, the Company had a total of 42,983,952 shares of outstanding common stock. A majority of the Company’s outstanding shares as of the Record Date (a quorum) must be present at the Meeting in order to hold the Meeting and conduct business. Shares are counted as present at the Meeting if: (a) a shareholder is present and votes in person at the Meeting; (b) a shareholder has properly submitted a proxy form, even if the shareholder marks abstentions on the proxy form; or (c) a broker or nominee has properly submitted a proxy form, even if the broker does not vote because the beneficial owner of the shares has not given the broker or nominee specific voting instructions and the broker or nominee does not have voting discretion (a “broker non-vote”). A share, once represented for any purpose at the Meeting, is deemed present for purposes of determining a quorum for the Meeting (unless the Meeting is adjourned and a new record date is set for the adjourned meeting), even if the holder of the share abstains from voting with respect to any matter brought before the Meeting.

What is the Board of Directors’ recommendation and how will my shares be voted?

The Board of Directors recommends a vote (1) FOR the election of Mr. Jobe as a Director of NHI; (2) FOR approval of the Company’s 2019 Stock Incentive Plan; (3) FOR the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and accompanying compensation tables contained in this proxy statement; and (4) FOR ratification of the Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2019. If properly signed and returned in time for the Meeting, the enclosed proxy will be voted in accordance with the choices specified thereon. If you return a signed proxy, but do not specify a choice, the persons named as the proxy holder on the proxy form will vote as recommended by the Board of Directors. If a broker submits a proxy that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present for purposes of determining the presence of a quorum but will not be considered as present and entitled to vote with respect to such matters. Abstentions will be counted as shares that are present for purposes of determining the presence of a quorum, but are not considered votes cast with respect to the tabulations of votes cast on proposals presented to shareholders. Each proposal is tabulated separately.

Can I vote on other matters or submit a proposal to be considered at the Meeting?

The Company has not received timely notice of any shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 to be considered at the Meeting. Shareholders may submit matters for a vote without inclusion in this proxy statement only in accordance with Rule 14a-4(c) or the Company’s bylaws. The Company does not intend to present any other business at the Meeting and does not know of any other business intended to be presented other than as discussed or referred to in this proxy statement as the date specified in the Company’s bylaws for advance notice of proposals by shareholders has passed. If any other matters properly come before the Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxy in the manner as the Board of Directors may recommend, or in their discretion, in each case to the extent permitted under the U.S. securities laws.

It is contemplated that the Company’s 2020 annual meeting of shareholders will take place in May 2020. Shareholders’ proposals will be eligible for consideration for inclusion in the proxy statement for the 2020 annual meeting pursuant to Rule 14a-8 if such proposals are received by the Company before the close of business on November 20, 2019 and otherwise comply with the requirements of Rule 14a-8. For shareholders seeking to present a proposal at the 2020 annual meeting without inclusion of such proposal in the Company’s proxy materials, the proposal should be received by the Company by March 4, 2020, but not before December 5, 2019.

Can I nominate an individual to serve as a director?

If you wish to nominate an individual to serve as a director, our Bylaws require that you deliver timely notice of the nomination in proper written form, as provided by our Bylaws. The notice must include certain biographical information regarding the proposed nominee, a completed written questionnaire with respect to each proposed nominee setting forth the background and qualifications of such proposed nominee (which questionnaire will be provided by the Secretary upon written request), the proposed nominee’s written consent to nomination and the additional information and requirements as set forth in our Bylaws. For a shareholders’ notice to the Secretary to be timely under our Bylaws, it must be delivered to or mailed and received at our principal executive offices by March 4, 2020, but not before December 5, 2019.

Are there any dissenters’ rights or appraisal rights with respect to any of the proposals described in this proxy statement?

There are no rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon pursuant to this proxy statement.

EQUITY OWNERSHIP OF CERTAIN PRINCIPAL BENEFICIAL OWNERS

The following information is based upon filings made by the persons or entities identified below with the SEC. Except as set forth below, on the Record Date, no person was known to us to own beneficially more than 5% of the outstanding common stock:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	6,403,243	(1)	14.90%
Common Stock	BlackRock Inc. 55 East 52nd Street New York, NY 10022	4,216,426	(2)	9.81%
(1) Based solely on the information in Amendment Number 13 to Schedule 13G/A filed with the SEC on February 11, 2019 by The Vanguard Group, Inc., which has sole voting power with respect to 95,678 shares, shared voting power with respect to 46,639 shares, sole dispositive power with respect to 6,301,055 shares and shared dispositive power with respect to 102,188 shares.
(2) Based solely on the information in Amendment Number 9 to Schedule 13G/A filed with the SEC on February 6, 2019 by BlackRock, Inc., which has sole voting power with respect to 4,107,302 shares and sole dispositive power with respect to 4,216,426 shares.

EQUITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the beneficial ownership, reported to us as of the Record Date, of our common stock of each director, each director nominee and each executive officer listed in the table below, and of the directors and executive officers as a group:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Common Stock	W. Andrew Adams	1,524,573	(2)	3.54%
Common Stock	Robert A. McCabe, Jr.	38,932	(3)	*
Common Stock	Robert T. Webb	113,533	(4)	*
Common Stock	James R. Jobe	38,452	(5)	*
Common Stock	D. Eric Mendelsohn	144,525	(6)	*
Common Stock	Roger R. Hopkins	96,000	(7)	*
Common Stock	Kristin S. Gaines	112,942	(8)	*
Common Stock	Kevin C. Pascoe	78,222	(9)	*
Common Stock	John L. Spaid	77,316	(10)	*
Common Stock	All Directors and Executive Officers as a group - 9 persons	2,224,495	(11)	5.11%
* Less than 1%
(1) Except as otherwise noted, all shares are owned beneficially with sole voting and investment power. The percentages shown are based on 42,983,952 shares of common stock outstanding plus, as to each individual and group listed, the number of shares of common stock deemed to be owned by such holder pursuant to Rule 13d-3 under the Exchange Act, assuming exercise of options held by such holder that are exercisable within 60 days of the Record Date.
(2) Includes options to purchase 105,000 shares of common stock and 11,707 shares of common stock owned by Mr. Adams’ spouse. Also includes 54,186 shares owned by three trusts for which Mr. Adams is a trustee and 1,118,586 shares owned by limited partnerships controlled by Mr. Adams. Of these shares, 244,600 are pledged as a security for a loan by Mr. Adams. Also includes 222,307 shares which are owned by a private foundation of which he is a director; however, Mr. Adams expressly disclaims ownership in these shares.
(3) Includes options to purchase 25,000 shares of common stock. Includes 8,890 shares held in a margin account.
(4) Includes options to purchase 25,000 shares of common stock and 25,194 shares owned by Mr. Webb’s spouse.
(5) Includes options to purchase 25,000 shares of common stock and 12,952 shares owned jointly with Mr. Jobe’s spouse and 500 held in an IRA.
(6) Includes options to purchase 116,666 shares of common stock.
(7) Includes options to purchase 50,000 shares of common stock. Of these shares, 20,000 are pledged as security for a loan by Mr. Hopkins.
(8) Includes options to purchase 68,333 shares of common stock. Of these shares, 27,723 are pledged as security for a loan by Ms. Gaines.
(9) Includes options to purchase 51,667 shares of common stock. Of these shares, 26,555 are pledged as security for a margin loan by Mr. Pascoe, which loan has a current balance of $0.
(10) Includes options to purchase 70,832 shares of common stock.
(11) Includes options to purchase 537,498 shares of common stock.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

NHI is managed by its four-person Board of Directors. A director may be removed from office for cause only. Officers serve at the pleasure of the Board of Directors for a term of one year. The following table gives information about our directors and executive officers:

Name	Age	Director Since	Position	Expiration of term
W. Andrew Adams	73	1991	Chairman of the Board	2020
Robert A. McCabe, Jr.	68	2001	Director	2020
Robert T. Webb	74	1991	Director	2021
James R. Jobe	57	2013	Director	2019
D. Eric Mendelsohn	57	—	President & CEO	—
Roger R. Hopkins	57	—	Chief Accounting Officer	—
Kristin S. Gaines	47	—	Chief Credit Officer	—
Kevin C. Pascoe	38	—	Chief Investment Officer	—
John L. Spaid	59	—	EVP - Finance	—

W. Andrew Adams (Independent Director) has been our Chairman of the Board of Directors since our inception in 1991. Mr. Adams served as both President and Chief Executive Officer of the Company from our inception until his retirement as President in February 2009 and as Chief Executive Officer in March 2011. Mr. Adams was President and Chief Executive Officer of National HealthCare Corporation (“NHC”) until he resigned those positions in 2004. He remains on NHC’s Board of Directors and served as Chairman of the Board until 2008. Mr. Adams served as President of National Health Realty, Inc. (“NHR”) from 1997 until November 2004 and served as Chairman of the Board until NHR was acquired by NHC in 2007. Effective January 16, 2017, Mr. Adams was appointed to the Governing Board of Middle Tennessee State University. Mr. Adams has previously served on the Boards of Assisted Living Concepts, SunTrust Bank, David Lipscomb University and the Boy Scouts of America. He received his Bachelor of Science and Master of Business Administration degrees from Middle Tennessee State University.

The Board of Directors concluded Mr. Adams should serve as a director of the Company based on his prior role as Chief Executive Officer of the Company, extensive experience in the healthcare and REIT industries and his thorough understanding of the Company. Mr. Adams has not been an officer of the Company since February 28, 2011 and based on the SEC rules, the NYSE rules and the Company’s amended bylaws, the Board has determined that he is an independent director.

Robert A. McCabe, Jr. (Independent Director) has served as a director of the Company since February 2001. Mr. McCabe has been Chairman of Pinnacle Financial Partners in Nashville, Tennessee since August 2000. He began his banking career with the former Park National Bank of Knoxville, Tennessee (“PNB”) and held numerous executive positions with PNB and its successor, First American National Bank. In 1994, Mr. McCabe was appointed vice chairman of First American Corporation. In March 1999, he was appointed by First American to manage all banking and non-banking operations, a position he held until First American’s merger with AmSouth Bancorporation in October 1999. Mr. McCabe serves as chairman of Nashville Electric Service, a municipal electric distribution company. Mr. McCabe is currently a director of Diversicare Healthcare Services, Inc. He was also a director of Goldleaf Financial Solutions, Inc. until its sale in 2009 and a director of SSC Services of Knoxville, Tennessee until 2010. Mr. McCabe has been active in various civic organizations within his community, including Leadership Knoxville and Leadership Nashville. He is a member of the World President’s Organization, Chief Executives Organization, served as the past Chairman of the Board of Trustees of The Ensworth School and Cheekwood Botanical Gardens and Museum of Art. He is also the past chairman of the Middle Tennessee Boy Scout Council, the Nashville Symphony and the Nashville Downtown Partnership. Mr. McCabe received his Master of Business Administration degree from the University of Tennessee and completed the Advanced Management Program of Harvard Business School. Mr. McCabe is Chairman of NHI’s Audit Committee, and is a member of the Nominating and Corporate Governance Committee and Compensation Committee.

The Board of Directors concluded Mr. McCabe should serve as a director of the Company because of his extensive leadership experience, his understanding of finance, accounting and the banking industry, and his independence from the Company.

Robert T. Webb (Independent Director) has served as a director of the Company since its inception in 1991. Mr. Webb is the owner of commercial buildings in the Middle Tennessee area and is a subdivision developer. Additionally, Mr. Webb is the Vice President and Treasurer of Webb’s Refreshments, Inc., which has been in operation serving the Middle Tennessee area since 1976. Mr. Webb served as President of Webb’s Refreshments until that position was assumed by his son in 2010. He attended

David Lipscomb College and received a Bachelor of Arts in business marketing from Middle Tennessee State University in 1969. Mr. Webb is Chairman of NHI’s Compensation Committee, and is a member of the Audit Committee and Nominating and Corporate Governance Committee.

The Board of Directors concluded Mr. Webb should serve as a director of the Company based on his extensive real estate business experience, his leadership qualities and his independence from the Company.

James R. Jobe (Independent Director) joined NHI as a director in April, 2013. Mr. Jobe is a partner in the accounting firm of Jobe, Hastings & Associates, CPA’s, established in 1984 in Murfreesboro, Tennessee. In that capacity, he has provided accounting and consulting services in the healthcare and long-term care industries for over 30 years. Mr. Jobe previously served as an independent director of National Health Realty, Inc., a publicly-traded real estate investment trust, until its merger with NHC in 2007. He received his Bachelor of Business Administration in Accounting from Middle Tennessee State University in 1984 and became a certified public accountant in 1986. Mr. Jobe is Chairman of NHI’s Nominating and Corporate Governance Committee, and is a member of the Audit Committee and Compensation Committee.

The Board of Directors concluded that Mr. Jobe should serve as a director of the Company based on his public company director experience, his accounting experience within the long-term care industry, and his independence from the Company.

D. Eric Mendelsohn joined NHI in January 2015 as Executive Vice President of Corporate Finance. Mr. Mendelsohn was named interim CEO in August 2015 and Chief Executive Officer and President on October 5, 2015. He has over 15 years of healthcare real estate and financing experience. Previously, Mr. Mendelsohn was with Emeritus Senior Living for 9 years, most recently as a Senior Vice President of Corporate Development where he was responsible for the financing and acquisition of assisted living properties, home health care companies, administration of joint venture relationships and executing corporate finance strategies. Prior to Emeritus, Mr. Mendelsohn was with the University of Washington as a Transaction Officer where he worked on the development, acquisition and financing of research, clinic and medical properties. Prior to that, Mr. Mendelsohn was a practicing transaction attorney, representing lenders and landlords. Mr. Mendelsohn has a Bachelor of Science degree from American University in International Relations, a Law Degree from Pepperdine University, and a Masters (LLM) in Banking and Finance from Boston University. Mr. Mendelsohn is a member of the Florida and Washington State Bar Associations.

Roger R. Hopkins joined the former management advisor of NHI in July 2006 and was named Chief Accounting Officer for NHI in December 2006. With over 35 years of combined financial experience in public accounting and the real estate industry, he positioned companies to access public and private capital markets for equity and debt. Mr. Hopkins is responsible for the development of financial and tax strategies, reporting metrics, supplemental data reports and NHI’s internal control system. He has accounted for significant acquisitions and financings by NHI, including the successful executions of convertible debt and follow-on equity offerings, private debt placements and bank financing arrangements. Mr. Hopkins was an audit partner in the Nashville, Tennessee office of Rodefer Moss & Co, PLLC, a regional accounting firm with eight offices in Tennessee, Indiana and Kentucky, where he brought extensive experience in Securities and Exchange Commission filing requirements and compliance issues. He was previously a senior manager in the Nashville, Tennessee office of Deloitte & Touche. Mr. Hopkins received a Bachelor of Science in Accounting from Tennessee Technological University in 1982 and is a Certified Public Accountant licensed in Tennessee.

Kristin S. Gaines was appointed NHI’s Chief Credit Officer in February 2010. She joined NHI in 1998 as a Credit Analyst. During her tenure with NHI, Ms. Gaines has had a progressive career in the areas of real estate, finance and operations. Her experience has resulted in a breadth of expertise in underwriting, asset management and real estate transactions. Ms. Gaines holds a Master of Business Administration and a Bachelor of Business Administration in Accounting from Middle Tennessee State University.

Kevin C. Pascoe joined National Health Investors in June 2010 as Vice President of Asset Management. He was named Executive Vice President of Investments in January 2015 and was named Chief Investment Officer in February 2017. Mr. Pascoe oversees NHI’s business development, asset management, relationship management with existing tenants and conducts operational due diligence on NHI’s new investment opportunities. He has over 12 years of health care real estate background including his experience with General Electric - Healthcare Financial Services (“GE HFS”) (2006 – 2010) where he most recently served as a Vice-President. With GE HFS, he moved up through the organization while working on various assignments including relationship management, deal restructuring, and special assets. He also was awarded an assignment in the GE Capital Global Risk Rotation Program. Mr. Pascoe holds a Master of Business Administration and a Bachelor of Business Administration in Economics from Middle Tennessee State University.

John L. Spaid joined NHI in March 2016. He came to NHI with nearly 30 years of experience in real estate, finance and senior housing. From November 2015 until joining NHI, Mr. Spaid provided consulting services to NHI, which services included ac quisition underwriting analyses and Board presentations. Previously, Mr. Spaid was with Emeritus Senior Living as their Senior Vice President of Financial Planning and Analysis where he led corporate and operational financial analysis and support teams. His responsibilities included forecasting, investor presentation, annual budget, debt and lease obligation underwriting, M&A processes, financial modeling, due diligence, Board presentations and employee development from 2012 to 2014. Mr. Spaid was a member of the Sarbanes-Oxley compliance committee. Prior to Emeritus, Mr. Spaid was an independent financial consultant, who provided mergers & acquisition, work-out, and private equity consulting services from 2010 to 2011. He also served as the CFO of a regional assisted living and memory care provider in Redmond, Washington from the period 2008 to 2009. Mr. Spaid has a Bachelor of Business Administration degree with Honors from the University of Texas and an MBA degree with High Distinction from the University of Michigan.

Board of Directors and Committees of the Board

Mr. W. Andrew Adams has served as our Chairman since the Company was founded in 1991. Mr. J. Justin Hutchens resigned as our Chief Executive Officer and as a member of the Board in August 2015 and Mr. D. Eric Mendelsohn was then named Chief Executive Officer. Upon Mr. Hutchens’ resignation, the Board approved the reduction in the size of Board to four members. Our Chief Executive Officer has not been a member of the Board of Directors since Mr. Hutchens resigned. Our Board of Directors is now comprised of Mr. Adams as Chairman of the Board and three other independent directors. The Board of Directors has three standing independent committees with separate chairs: the Nominating and Corporate Governance Committee, Audit Committee, and Compensation Committee. During 2018 each director served on each committee, with a different director as the Chairperson. The Company does not currently have any management directors, but our corporate governance guidelines provide that our directors will meet in executive session at least annually and generally each quarter.

We believe that this leadership structure is effective for the Company. Our Chairman is charged with presiding over all meetings of the Board of Directors and our shareholders and providing advice and counsel to the CEO and our Company’s other officers regarding our business and operations. Further, our CEO and Chairman have an excellent working relationship. With nearly 30 years of experience with NHI as its founder and Chairman, Mr. Adams is well positioned to provide our CEO with guidance, advice and counsel regarding our Company’s business, operations and strategy. We believe that having Mr. Adams as Chairman allows us to continue to draw upon his extensive knowledge of the REIT and healthcare industries.

Our full Board of Directors regularly engages in discussions of risk management and receives reports on risk management from members of management. Each of our Board committees also considers the risk within its areas of responsibility. Each of the independent committee chairs leads the Board in its role of risk oversight with respect to such committee’s area of responsibility. Thus, the Audit Committee leads the risk management oversight with respect to the Company’s financial statements, the Compensation Committee with respect to the Company’s compensation policies and the Nominating and Corporate Governance Committee with respect to Corporate Governance. Each of the committees will continue to lead risk oversight with respect to such committee’s area of responsibility and the Chairman will add additional risk oversight with respect to the Company as a whole. We believe this structure provides effective oversight of the risk management function.

The Board of Directors held nine meetings during 2018. Each director attended more than 75% of the total number of meetings of the Board and each committee on which such director served. The Company strongly urges, but does not require, directors to attend the Annual Meeting of Shareholders. All directors were in attendance at the 2018 Annual Meeting.

The Board of Directors has determined that no director had a material relationship with the Company during 2018. Accordingly, Mr. Adams, Mr. McCabe, Mr. Webb and Mr. Jobe are “independent” directors based on an affirmative determination by our Board of Directors in accordance with the listing standards of the New York Stock Exchange (“NYSE”), the SEC and the Company’s bylaws.

The three standing committees of the Board of Directors are the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee, the charters of which are provided on our website at www.nhireit.com. During 2018, each committee was comprised of four independent directors. Each committee is submitting a report in this proxy statement. Each committee adopted its respective charter, which provides that each committee elect a chairman. The committee meetings serve as the vehicle for addressing matters at a detailed level. During the Board of Directors meetings, there are regularly scheduled “Executive Sessions” of the independent directors with no members of management present. Mr. Adams, as chairman of the Board, leads the Executive Session meetings.

The Board of Directors has adopted the NHI Code of Business Conduct and Ethics, Corporate Governance Guidelines and the NHI Valuesline program, which are available on our website at www.nhireit.com. This proxy statement contains a description of our Valuesline program under the caption “Shareholder Communications.”

The Board of Directors has determined that the chairman of the Audit Committee, Mr. McCabe, meets the SEC’s definition of “audit committee financial expert” and all four members of the Audit Committee are “financially literate” as required by NYSE rules. The Company has determined that Mr. McCabe is independent, as independence for audit committee members is defined under the NYSE listing standards. We maintain an internal audit function as required by NYSE rules to provide management and the Audit Committee with ongoing assessment of our risk management processes and system of internal control over financial reporting. Since 2006, we have outsourced this internal audit function to Rodefer Moss & Co., a Tennessee regional accounting firm with significant experience in providing audit and non-audit related services to its SEC clients.

COMMITTEE REPORTS

Report of the Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include providing assistance to the Board of Directors in identifying and recommending candidates qualified to serve as directors of the Company, reviewing the composition of the Board of Directors, developing, reviewing and recommending governance policies and principles for the Company and reviewing periodically the performance of the Board of Directors. The process we follow with respect to director nominations is to identify qualified individuals for Board membership and recommend them to the full Board of Directors for consideration. This includes all potential candidates, whether initially recommended from management, other Board members or shareholders of the Company. Nominations by shareholders should be sent to National Health Investors, Inc., Attn: Nominating and Corporate Governance Committee, 222 Robert Rose Drive, Murfreesboro, Tennessee 37129. Any such nominations by shareholders shall include the candidate’s name, together with appropriate biographical information of the candidate and a statement as to whether the shareholder or group of shareholders making the recommendation has beneficially owned more than 5% of the Company’s common stock for at least one year as of the date the recommendation is made. If the appropriate biographical information is provided on a timely basis, we will evaluate shareholder recommended candidates by following substantially the same process, and applying the same criteria, as we follow for candidates submitted by others. To be timely, a Shareholder’s nomination needs to be delivered to, or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 150 days prior to the anniversary of the last annual meeting of Shareholders.

In determining whether to recommend a candidate for the Board of Directors’ consideration, we look at diversity of experience and capabilities, with greater weight given to qualifications like an understanding of the healthcare industry, real estate, finance and accounting. The minimum and principal qualification of a director is the ability to act successfully on the shareholders’ behalf. We then evaluate each nominee and do an internal rank ordering. Existing Board members are automatically considered by us for a term renewal. We believe that the collective diversity of experience and qualifications of the directors should provide a variety of understanding and abilities that will allow the Board of Directors to fulfill its responsibilities. We have not paid a fee to any third party to identify, evaluate or assist in identifying or evaluating potential nominees.

Our bylaws provide that directors in uncontested elections will be elected by a majority of votes cast. A majority of the votes cast means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee. In contested elections (an election in which the number of nominees for director is greater than the number of directors to be elected) the vote standard will continue to be a plurality of votes cast.

In accordance with our bylaws, the Board will nominate for election or re-election as a Director only candidates who agree to promptly tender, following a failure to receive the required vote for election or re-election at the next meeting at which they would face election or re-election, an irrevocable resignation that will be effective upon acceptance by the Board. In addition, the Board will fill Director vacancies and new directorships only with candidates who agree to tender the same form of resignation.

If an incumbent Director fails to receive the required vote for re-election, then, within 90 days following certification of the shareholder vote, the Nominating and Corporate Governance Committee will act to determine whether to accept the Director’s resignation and will submit the recommendation for prompt consideration by the Board, and the Board will act on the Committee’s recommendation. Thereafter, the Board will promptly disclose its decision-making process and decision regarding whether to accept the Director’s resignation offer (or the reason(s) for rejecting the resignation offer, if applicable) in a Form 8-K furnished to the SEC. Any Director who tenders his or her resignation pursuant to this provision of our bylaws may not participate in the Nominating and Corporate Governance Committee recommendation or Board action regarding whether to accept the resignation offer.
The Nominating and Corporate Governance Committee met three times during 2018. On February 15, 2019, the Nominating and Corporate Governance Committee nominated Mr. Jobe for re-election to the Board of Directors. Our nominee was assessed and chosen in accordance with our Committee’s charter.

This report submitted by the NHI Nominating and Corporate Governance Committee.

James R. Jobe, Chairman
W. Andrew Adams
Robert T. Webb
Robert A. McCabe, Jr.

This report of the Nominating and Corporate Governance Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

Report of the Audit Committee

The primary functions of the NHI Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (a) the Company’s systems of internal control regarding finance, accounting, legal compliance and ethical behavior; (b) the Company’s auditing, accounting and financial reporting processes; (c) the Company’s financial statements and other financial information provided by the Company to its shareholders, the public and others; (d) the Company’s compliance with legal and regulatory requirements; and (e) the performance of the Company’s internal audit function and independent auditors. The Committee has the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee approves all audit engagement fees and terms and all non-audit engagements with the independent auditors.

During 2018, the Audit Committee met five times. At the 2018 Annual Meeting, shareholders ratified the Audit Committee’s selection of BDO USA, LLP (“BDO”) as the independent registered public accounting firm for the 2018 fiscal year. BDO was engaged to review the condensed consolidated financial statements set forth in our Quarterly Report on Form 10-Q for each of the first three quarters of 2018 and to audit the Company’s consolidated financial statements and effectiveness of internal control over financial reporting as of December 31, 2018, set forth in our Annual Report on Form 10-K for the year ended December 31, 2018. Our Company’s management has the primary responsibility for the preparation of the financial statements, effectiveness of internal control over financial reporting, and the periodic filings with the SEC.

The responsibility of BDO is to express an opinion on the conformity of the Company's audited consolidated financial statements with accounting principles generally accepted in the United States of America, and to express an opinion on the effectiveness of the Company's internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and their reports dated February 19, 2019, expressed unqualified opinions thereon.

The Audit Committee (a) reviewed and discussed with management and BDO the quarterly and annual financial statements and disclosures of the Company contained in Form 10-Q and Form 10-K, respectively, (b) reviewed internal operating reports with management, and (c) made detailed inquiries of the Company’s internal auditor and independent auditor as part of the Committee’s review of the Company’s internal control over financial reporting. During Audit Committee meetings, the members met in executive session individually with the Chief Executive Officer, the Chief Accounting Officer (who also oversees Sarbanes-Oxley §404 compliance), the internal auditor and BDO, whenever the Audit Committee deemed it appropriate. The Audit Committee has discussed with BDO the matters required by the standards of the Public Company Accounting Oversight Board (“PCAOB”) (United States) and as required by SEC and NYSE rules. In addition, the Audit Committee has received from and discussed with BDO the written disclosures and letter from BDO required by the applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence and concluded that BDO remains independent from management and the Company.

In reliance on the reviews and discussions referred to above, the responsibilities outlined in the Restated Audit Committee Charter and legal requirements applicable for 2018, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements and Management’s Annual Report on Internal Control Over Financial Reporting be included in the Company’s Annual Report on Form 10-K to the SEC for the year ended December 31, 2018.

This report is hereby submitted by the NHI Audit Committee.

Robert A. McCabe, Jr., Chairman
W. Andrew Adams
Robert T. Webb
James R. Jobe

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

Report of the Compensation Committee

The purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors relating to the compensation of our executive officers and directors and to review and approve senior officers’ compensation. In evaluating and determining the Chief Executive Officer’s compensation, the Committee shall consider the results of the most recent shareholder advisory vote on executive compensation. The Compensation Committee met three times during 2018. All members were present at the meetings.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report is hereby submitted by the NHI Compensation Committee.

Robert T. Webb, Chairman
W. Andrew Adams
Robert A. McCabe, Jr.
James R. Jobe

This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

COMPENSATION DISCUSSION AND ANALYSIS

The objectives of our compensation programs are to actively motivate and retain qualified senior officers and other key employees who are responsible for our Company’s success. The compensation program is designed to reward our officers for the Company’s performance as a whole and for the officer’s individual effort in achieving the Company’s goals. Our compensation program includes the elements of (a) a base salary that is reflective of job responsibilities, expertise and market demands, (b) an annual bonus to reward individual effort in achieving the Company’s goals, and (c) share-based compensation to align the financial interests of our senior officers with those of our shareholders.

Annual incentive (bonus) awards are designed to focus management attention on key operational goals for the current fiscal year. The key operational goals are a combination of each executive’s area of responsibility and the overall financial performance by the Company. In approving annual bonus awards, the Compensation Committee considers, among other factors, the Company’s revenue growth and profitability, the development and expansion of its business, the executive’s work during the year, past compensation, perceived contribution to the Company, level of responsibility, and any notable individual achievements or failings in the year in question. Those executives in a position to have a more significant impact on the financial performance of the Company are eligible to receive substantially larger bonuses than executives who are not in such a position. The Compensation Committee has not engaged a compensation consultant to date.

The Compensation Committee originally adopted a Cash Performance Incentive Plan in 2009, which plan is driven by the Company’s adjusted funds from operations (“AFFO”) and recurring dividend growth. Under the Cash Performance Incentive Plan, the named executive officers are entitled to an AFFO Bonus provided that the Company’s normalized AFFO increases by a percentage set by the Board each year, which for each year since its adoption has been set at 5% over the previous year’s normalized AFFO. In addition, the named executive officers are entitled to a Dividend Bonus provided the Company’s recurring dividend increases at least 5% over the previous year’s recurring dividends.

The Compensation Committee specifically discussed and concluded that we do not believe our policies and practices of compensating our employees, including non-executive officers, are reasonably likely to have a material adverse effect on the Company because such policies and practices do not relate to risk management practices and risk-taking incentives. The Company’s say-on-pay proposal was approved by over 95% of the votes cast at the 2018 annual meeting (excluding broker non-votes). The Compensation Committee and the Board discussed of the results of such shareholder vote and, given the significant level of shareholder support, the Compensation Committee did not materially revise the Company’s compensation policies and decisions relating to the named executive officers as a result of such vote. The Compensation Committee will continue to consider the outcome of shareholder votes and other shareholder feedback in making future compensation decisions for the named executive officers.

D. Eric Mendelsohn

On January 26, 2015, D. Eric Mendelsohn joined the Company as Executive Vice President - Corporate Finance. Mr. Mendelsohn was named Interim Chief Executive Officer in August 2015 and on October 5, 2015, Mr. Mendelsohn was named President and Chief Executive Officer. On January 15, 2018, Mr. Mendelsohn's salary for 2018 was set at $350,000 and his bonus goal was set at $500,000. Mr. Mendelsohn’s incentive plan for 2018 was based on (i) the Company achieving a 5% increase in the 2018 normalized AFFO over the 2017 normalized AFFO and (ii) the Company achieving a 5% increase in the 2018 recurring dividend payments over the 2017 recurring dividend payments. On February 15, 2019 the Compensation Committee awarded Mr. Mendelsohn a bonus of $500,000 for achieving his goals. In addition, the Board elected to pay Mr. Mendelsohn a discretionary bonus of $380,000 as a result of exceptional performance for 2018. Also on February 15, 2019, Mr. Mendelsohn was granted an option to purchase 125,000 shares of common stock at the closing price of our common stock on February 21, 2019. Mr. Mendelsohn’s option vests one-third on the date of grant and one-third on each of the first and second anniversary of the date of grant. On February 15, 2019 Mr. Mendelsohn's salary for 2019 was set at $375,000 and his bonus goal was set at $650,000. Mr. Mendelsohn’s incentive plan for 2019 is based on (i) the Company achieving a 5% increase in the 2019 normalized AFFO over the 2018 normalized AFFO and (ii) the Company achieving a 5% increase in the 2019 recurring dividend payments over the 2018 recurring dividend payments.

Other Named Executive Officers

Roger Hopkins

On January 15, 2018, Mr. Hopkins’ salary for 2018 was set at $303,000 and his bonus goal was set at $275,000. His bonus goal was structured such that Mr. Hopkins is entitled to a bonus based on the Company achieving the 5% increase in normalized AFFO as described above and the Company achieving a 5% increase in the recurring dividend payment goal as described above. Based on the foregoing, on February 15, 2019, Mr. Hopkins was granted a bonus in the amount of $275,000 for achieving his goals. In addition, the Board elected to pay Mr. Hopkins a discretionary bonus of $70,000 as a result of the exceptional performance for 2018. On February 15, 2019, Mr. Hopkins was also granted an option to purchase 50,000 shares of common stock at the closing price of our common stock on February 21, 2019. Mr. Hopkins’ option vests one-third on the date of grant and one-third on each of the first and second anniversary of the date of grant. On February 15, 2019, Mr. Hopkins’ salary for 2019 was set at $303,000 and his bonus goal was set at $275,000. His bonus goal is structured such that Mr. Hopkins is entitled to a bonus based on the Company achieving the 5% increase in normalized AFFO as described above and the Company achieving a 5% increase in the recurring dividend payment goal as described above.

Kristin Gaines

On January 15, 2018, Ms. Gaines’ salary for 2018 was set at $175,000 and her bonus goal was set at $300,000. Ms. Gaines’ incentive plan for 2018 was based on the Company achieving the normalized AFFO goal described above and the Company achieving the recurring dividend payment goal described above. Based on the foregoing, on February 15, 2019, the Compensation Committee granted Ms. Gaines a bonus of $380,000 for 2018. This included her bonus goal of $300,000, plus a discretionary bonus of $80,000 as a result of the Company exceeding the normalized AFFO and recurring dividend payments as described above. In addition, on February 15, 2019, the Company granted Ms. Gaines an option to purchase 55,000 shares of our common stock at the closing price of our common stock on February 21, 2019. Ms. Gaines’ option vests one third on the date of grant and one third on each of the first and second anniversary of the date of grant. On February 15, 2019, Ms. Gaines’ salary for 2019 was set at $180,250 and her bonus goal was set at $315,000. Ms. Gaines’ incentive plan for 2019 is based on the Company achieving the normalized AFFO goal described above and the Company achieving the recurring dividend payment goal described above.

Kevin C. Pascoe

On January 15, 2018, Mr. Pascoe’s salary for 2018 was set at $205,000 and his bonus goal was set at $325,000. Mr. Pascoe’s incentive plan for 2018 was based on the Company achieving the normalized AFFO goal described above and the Company achieving the recurring dividend payment goal described above. Based on the foregoing, on February 15, 2019, the Compensation Committee granted Mr. Pascoe a bonus of $485,000 for 2018. This included his bonus goal of $325,000, plus a discretionary bonus of $160,000 as a result of the Company exceeding the normalized AFFO and recurring dividend payments as described above. In addition, on February 15, 2019, the Company granted Mr. Pascoe an option to purchase 55,000 shares of our common stock at the closing price of our common stock on February 21, 2019. Mr. Pascoe’s option vests one third on the date of grant and one third on each of the first and second anniversary of the date of grant. On February 15, 2019, Mr. Pascoe’s salary for 2019 was set at $211,150 and his bonus goal was set at $350,000. Mr. Pascoe’s incentive plan for 2019 is based on the Company achieving the normalized AFFO goal described above and the Company achieving the recurring dividend payment goal described above.

John Spaid

On January 15, 2018, Mr. Spaid’s salary for 2018 was set at $168,096 and his bonus goal was set at $200,000. Mr. Spaid’s incentive plan for 2018 was based on the Company achieving the normalized AFFO goal described above and the Company achieving the recurring dividend payment goal described above. Based on the foregoing, on February 15, 2019, the Compensation Committee granted Mr. Spaid a bonus of $280,000 for 2018. This included his bonus goal of $200,000, plus a discretionary bonus of $80,000 as a result of the Company exceeding the normalized AFFO and recurring dividend payments as described above. In addition, on February 15, 2019, the Company granted Mr. Spaid an option to purchase 47,500 shares of our common stock at the closing price of our common stock on February 21, 2019. Mr. Spaid’s option vests one third on the date of grant and one third on each of the first and second anniversary of the date of grant. On February 15, 2019, Mr. Spaid’s salary for 2019 was set at $173,150 and his bonus goal was set at $225,000. Mr. Spaid’s incentive plan for 2019 is based on the Company achieving the normalized AFFO goal described above and the Company achieving the recurring dividend payment goal described above.

Equity Ownership Requirements.

The Company strongly encourages its officers to maintain a significant equity ownership in the Company. The Company has not felt the need to adopt a formal policy on equity ownership because its management has historically held significant amounts of NHI common stock. As of March 7, 2019, each executive officer, other than Mr. Spaid, owned stock (excluding options) with a value at more than five times their annual base salary. Mr. Spaid joined NHI in 2016 and as of March 7, 2019 he owned stock (excluding options) with a value of approximately three times his annual base salary.

Role of Executive Officers in Determining Compensation

The Compensation Committee makes all final determinations with respect to executive officers’ compensation, based on information provided by management and an appraisal of the Company’s financial status. The Chief Executive Officer does make recommendations to the Compensation Committee relating to the compensation of executive officers who directly report to him, but the Compensation Committee has full autonomy in determining executive compensation.

Tax and Accounting Considerations

The 2017 Tax Cuts and Jobs Act (the “Tax Act”) includes provisions that expand the tax deduction limitation under Section 162(m) of the Internal Revenue Code (“IRC”) for compensation paid to “Covered Employees”, including the NEOs. Section 162(m) disallows an income tax deduction to any publicly-held corporation for compensation paid to certain executive officers that exceeds $1 million in any taxable year.  The Tax Act expanded the definition of Covered Employees to include the Chief Financial Officer. Additionally, once an employee becomes a Covered Employee, they remain a Covered Employee regardless of future compensation levels. The Tax Act also removes the exception for “performance-based” compensation plans entered into or significantly modified after November 2, 2017. The Compensation Committee will periodically review and consider whether particular compensation and incentive payments to the Company’s executives will be deductible for federal income tax purposes. However, the Compensation Committee retains the ability to evaluate the performance of the Company’s executives and to pay appropriate compensation, even if it may result in the non-deductibility of certain compensation under federal tax law.

2018 Summary Compensation Table

The following table sets forth the compensation earned by the Chief Executive Officer and President, Chief Accounting Officer, Chief Credit Officer, Chief Investment Officer and Executive Vice President - Finance at December 31, 2018, or during the 2018 fiscal year (collectively, the “named executive officers”) for their services in all capacities to the Company for the 2018, 2017 and 2016 fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards ($)(1)	Non-Equity Incentive Plan Comp. ($)	Change in Pension Value and Nonqualified Deferred Comp. Earnings ($)	All Other Comp. ($)(2)	Total ($)
D. Eric Mendelsohn Chief Executive Officer and President	2018	350,000	380,000	—	561,758	500,000	—	8,250	1,800,008
	2017	340,000	440,000	—	574,007	360,000	—	8,100	1,722,107
	2016	300,000	300,000	—	272,270	300,000	—	7,950	1,180,220
Roger R. Hopkins Chief Accounting Officer	2018	303,000	70,000	—	224,703	275,000	—	8,250	880,953
	2017	300,000	100,000	—	287,003	250,000	—	8,100	945,103
	2016	295,000	40,000	—	181,513	225,000	—	7,950	749,463
Kristin S. Gaines Chief Credit Officer	2018	175,000	80,000	—	224,703	300,000	—	8,250	787,953
	2017	168,000	100,000	—	287,003	300,000	—	8,100	863,103
	2016	160,000	40,000	—	181,513	300,000	—	7,950	689,463
Kevin C. Pascoe(3) Chief Investment Officer	2018	205,000	160,000	—	224,703	325,000	—	8,250	922,953
	2017	200,000	200,000	—	287,003	300,000	—	8,100	995,103
	2016	175,000	150,000	—	181,513	280,000	—	7,950	794,463
John Spaid(4) EVP, Finance	2018	168,096	80,000	—	190,998	200,000	—	8,250	647,344
	2017	163,200	100,000	—	229,603	180,000	—	8,100	680,903
	2016	160,000	40,000	—	160,787	160,000	—	55,977	576,764
(1) Represents amounts to be expensed by us over the vesting period for grants made to executive officers. Such grants provide our executive officers the opportunity to purchase shares of NHI common stock at some future date at the fair market value of the stock on the date of the grant. The dollar value of the stock option grants is based on the grant date fair value. The grant date fair value is determined in accordance with ASC Topic 718. For additional information on the valuation assumptions with respect to the expense, refer to the Notes of NHI’s consolidated financial statements in Form 10-K for the years ended December 31, 2018, 2017 and 2016, as filed with the SEC. The grant date fair value does not represent cash received by the executive. Stock option grants are designed to provide long-term (up to ten years) incentives and awards linked directly to the price of our common stock. Stock options add value to the recipient only when shareholders benefit from stock price appreciation.
(2) Represents employer contributions to NHI’s 401(k) Plan; includes a $30,000 signing bonus and a $20,000 relocation bonus for John Spaid for 2016.
(3) Mr. Pascoe was named Executive Vice President - Investments in January 2015 and Chief Investment Officer in February 2017.
(4) Mr. Spaid was named Executive Vice President - Finance in March 2016.

Grants of Plan-Based Awards in 2018

Name	Approval Date	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($/Sh)(2)
			Threshold ($)	Target ($)(1)	Maximum ($)
D. Eric Mendelsohn	1/15/2018	2/20/2018	—	500,000	—	—	125,000	64.33	4.49
Roger R. Hopkins	1/15/2018	2/20/2018	—	275,000	—	—	50,000	64.33	4.49
Kristin S. Gaines	1/15/2018	2/20/2018	—	300,000	—	—	50,000	64.33	4.49
Kevin C. Pascoe	1/15/2018	2/20/2018	—	325,000	—	—	50,000	64.33	4.49
John Spaid	1/15/2018	2/20/2018	—	200,000	—	—	42,500	64.33	4.49
(1) Amounts represent target bonus for 2018. The target amount is based on the executive achieving each bonus target described above. The amount actually paid under this non-equity incentive plan is included in the Bonus and Non-Equity Incentive Plan columns of the Summary Compensation Table.
(2) The grant date fair value is determined in accordance with ASC Topic 718 and does not represent cash received by the named executive officers in 2018. Stock option grants are designed to provide long-term (up to ten years) incentives and rewards linked directly to the price of our common stock. Stock options add value to the recipient only when shareholders benefit from stock price appreciation.

2018 Option Exercises and Stock Vested at Fiscal Year-End

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	(Spread) Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
D. Eric Mendelsohn	41,666	659,156	—	—
	37,500	512,625	—	—
Roger R. Hopkins	33,334	654,346	—	—
	16,666	263,656	—	—
Kristin S. Gaines	50,000	417,000	—	—
	33,334	556,678	—	—
	16,666	332,153	—	—
Kevin C. Pascoe	16,668	225,351	—	—
	16,666	227,991	—	—
John Spaid	—	—	—	—

2018 Outstanding Equity Awards at Fiscal Year-End

	Options Awards				Restricted Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
D. Eric Mendelsohn	13,334	—	72.11	2/20/2020	—	—
	66,666	33,334	74.78	2/22/2022	—	—
	—	83,334	64.33	2/20/2023	—	—
Roger R. Hopkins	16,668	—	72.11	2/20/2020	—	—
	33,332	16,668	74.78	2/22/2022	—	—
	—	33,334	64.33	2/20/2023	—	—
Kristin S. Gaines	16,668	—	60.52	2/22/2021	—	—
	33,332	16,668	74.78	2/22/2022	—	—
	16,666	33,334	64.33	2/20/2023
Kevin C. Pascoe	33,332	16,668	74.78	2/22/2022	—	—
	—	33,334	64.33	2/20/2023	—	—
John Spaid	26,667	—	63.63	3/8/2021	—	—
	26,666	13,334	74.78	2/22/2022
	14,166	28,334	64.33	2/20/2023	—	—

Potential Payments upon Termination or Change-in-Control

Mr. Mendelsohn was the only executive officer that had an employment agreement during 2018. In connection with the appointment of Mr. Mendelsohn as President and CEO, the Company entered into an employment agreement with Mr. Mendelsohn effective October 5, 2015 (the “Agreement”). The Agreement had an initial term until December 31, 2016, automatically renews each year unless 90 days’ notice of intention not to renew is given by either party and provides an initial base salary of $300,000. The Agreement provides a Cash Performance Incentive Plan which is driven by the Company’s adjusted funds from operations and dividend growth. The Agreement also provides that Mr. Mendelsohn is subject to a 24 month non-compete and non-solicitation period following termination of his employment. The Agreement further provides that if his employment is terminated due to a Without Cause Termination or Constructive Discharge (each as defined in the Agreement), the Company will pay Mr. Mendelsohn $25,000 a month for up to 24 months provided Mr. Mendelsohn has not accepted new employment. If Mr. Mendelsohn had been terminated pursuant to a Without Cause Termination or a Constructive Discharge on December 31, 2018, Mr. Mendelsohn would have been entitled to severance payments equal to $25,000 a month up to a maximum of $600,000 provided that Mr. Mendelsohn did not become employed during that twenty-four month period. There is no provision in Mr. Mendelsohn’s employment agreement regarding a change in control, only the above described termination without cause.

Effective February 15, 2019, the Company and Mr. Mendelsohn entered into an amended and restated employment agreement (the “Amended Agreement”). The Amended Agreement has an initial term until December 31, 2019, automatically renews each year unless 90 days’ notice of intention not to renew is given by either party. The Amended Agreement is substantially the same as the prior Agreement, but provides an initial base salary of $350,000 and provides a Cash Performance Incentive Plan which is driven by the Company’s normalized adjusted funds from operation (“AFFO”) and recurring dividend growth as well as a discretionary bonus. The Amended Agreement also provides that Mr. Mendelsohn is subject to a 24 month non-compete and non-solicitation period following termination of his employment. The Amended Agreement further provides that if his employment is terminated due to a Without Cause Termination or Constructive Discharge (each as defined in the Amended Agreement), the Company will pay Mr. Mendelsohn a monthly fee equal to his then current base salary divided by 12 for up to 24 months provided Mr. Mendelsohn has not accepted new employment.

At December 31, 2018, Mr. Mendelsohn held unvested options to purchase 116,668 shares of common stock. The 2012 Stock Option Plan provide that a dissolution or liquidation of the Company or a merger, consolidation or acquisition in which the Company is not the surviving corporation shall cause the vesting date of each outstanding option to accelerate. Thus, if such an event had occurred at December 31, 2018, Mr. Mendelsohn would have received value equal to $960,000 based on the number of unvested options that would have vested upon such event multiplied by the difference between the exercise price of such unvested options and $75.54, the closing market price of the Company’s common stock on December 31, 2018.

At December 31, 2018, Mr. Hopkins held unvested options to purchase 50,002 shares of common stock, Ms. Gaines held unvested options to purchase 50,002 shares of common stock, Mr. Pascoe held unvested options to purchase 50,002 shares of common stock and Mr Spaid held unvested options to purchase 41,668 shares of common stock. The 2012 Stock Option Plan provides that a dissolution or liquidation of the Company or a merger, consolidation or acquisition in which the Company is not the surviving corporation shall cause the vesting date of each outstanding option to accelerate. If such an event had occurred at December 31, 2018, Mr. Hopkins would have received value equal to $386,000, Ms. Gaines would have received value equal to $386,000, Mr. Pascoe would have received value equal to $386,000 and Mr. Spaid would have received value equal to $328,000 based on the number of unvested options that would have vested upon such event multiplied by the difference between the exercise price of such unvested options and $75.54, the closing market price of the Company’s common stock on December 31, 2018.

Pay Ratio Disclosure

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 requires reporting companies to disclose the ratio of the annual compensation of the company's median employee to the annual compensation of its principal executive officer.

We believe our executive compensation program must be internally consistent and equitable to motivate our employees to create shareholder value. For 2018, the total compensation of our CEO as reported in the Summary Compensation Table was $1,800,008 and for the median employee was $209,777. The resulting ratio of our CEO’s pay to the pay of our median employee for fiscal year 2018 was approximately 9 to 1.

Our CEO to median pay ratio is calculated in accordance with SEC requirements pursuant to Item 402(u) of Regulation S-K. We identified the median employee by examining the 2018 total compensation for our 15 individual employees, excluding our CEO, who were employed by us on December 1, 2018, the first day of the last month of our fiscal year. We did not make any assumptions, adjustments or estimates with respect to total compensation. We believe the total compensation for all employees is a consistently applied compensation measure.

After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the Summary Compensation Table.

The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Director Compensation

During 2018, the independent directors received compensation for their Board service in the amount of $7,500 per meeting attended. The Chairman of our Audit Committee receives an additional $2,500 per meeting of the Audit Committee. Each Director also received fully vested options to purchase 20,000 shares of Company stock based on the closing price of NHI’s shares on February 20, 2018, the third business day following the filing of the Company’s Annual Report on Form 10-K. The automatic grant of options to our independent directors has previously been approved by our shareholders. At our 2018 Annual Meeting, the shareholders approved an amendment to the 2012 Stock Option plan to increase the automatic grant to 25,000 shares. Additionally, the Company reimburses all directors for travel expenses incurred in connection with their duties as directors of the Company. We do not pay any retainer fees and only compensate directors for meetings attended. In addition, our option grants only have value if the Company’s stock price increases. We believe our director compensation package is reasonable.

2018 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1)($)	Non-Equity Incentive Plan Comp.($)	Change in Pension Value and Nonqualified Deferred Comp. Earnings	All Other Comp. ($)	Total ($)
W. Andrew Adams	64,500	—	89,524	—	—	—	154,024
Robert T. Webb	64,500	—	89,524	—	—	—	154,024
Robert A. McCabe, Jr.	74,500	—	89,524	—	—	—	164,024
James R. Jobe	64,500	—	89,524	—	—	—	154,024
(1) This represents the amount of stock compensation expense recorded by the Company in 2018 for the automatic grant (each year) of 20,000 option shares to each independent director on the third day following the Company’s annual earnings release. The exercise price of the options is the closing price of our common stock on the NYSE on the day the options are granted. The options vest immediately.

Equity Compensation Plans

The Company currently has one stock option plan, the 2012 Stock Option Plan . Proposal II proposes the adoption of a new 2019 Stock Incentive Plan. See Proposal II below for more information on the 2019 Stock Incentive Plan.

The Compensation Committee may grant Stock Appreciation Rights (“SAR”) under the 2012 Plan. The terms and conditions of each SAR granted under the 2012 Plan shall be as specified by the Compensation Committee, in its sole discretion, and must be set forth in a written agreement between the Company and the participant, and shall be clearly identified therein as a SAR.

Incentive stock options may be granted only to employees of the Company or its subsidiaries. Non-statutory stock options and SAR awards may be granted under the 2012 Plan to employees and consultants of the Company, its affiliates and subsidiaries, as well as to persons to whom offers of employment as employees have been granted.

The 2012 Plan continues the long-standing automatic grant of non-statutory options to the independent directors of the Board. Pursuant to the terms of the 2012 Plan, as amended, independent directors will receive a fully vested option to purchase 25,000 shares once a year at the closing price of the shares on the third business day after the Company releases earnings for the prior year.

The Compensation Committee determines when options become exercisable. The means of payment for shares issued upon exercise of an award will be specified in each award agreement. Under the 2012 Plan, the exercise price may be payable in cash or by tendering shares of stock acceptable to the Compensation Committee valued at fair market value as of the day of exercise, including from the shares issuable upon exercise, or in any combination thereof, as determined by the Compensation Committee. In addition, the Compensation Committee may permit a participant to elect to pay the exercise price upon the exercise of an incentive stock option or non-qualified stock option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the incentive stock option or non-qualified stock option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. For non-qualified stock options and stock received upon the exercise of SARs, the option holder or stock recipient must also pay the Company, at the time of purchase, the amount of federal, state, and local withholding taxes required to be withheld by the Company.

The federal income tax consequences to the Company, its affiliates and their employees of awards under the 2012 Plan are complex and subject to change. There typically will be no federal income tax consequences to a participant or to us upon the grant of an incentive stock option. If the participant holds shares acquired through the exercise of an incentive stock option for the later of two years after the date the option was granted or one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he/she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Section 162(m) of the Code.

While the exercise of an incentive stock option does not result in current, taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the participant’s alternative minimum tax income.

Non-qualified stock options granted under the 2012 Plan do not qualify as “incentive stock options” and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a non-qualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a non-qualified stock option or a sale or disposition of the shares acquired upon the exercise of a non-qualified stock option. However, upon the exercise of a non-qualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

At March 7, 2019 there were 319,669 shares available for grant under the 2012 Plan. At March 7, 2019, there were options to purchase 1,169,517 shares of common stock outstanding under the 2012 Plan.

Equity Compensation Plan Information. The following table provides aggregate information as of December 31, 2018, with respect to shares of common stock that may be issued under our existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column(a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	920,346	$69.27	921,669

Equity compensation plans not approved by security holders	None	N/A	N/A

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The aggregate professional fees billed by BDO for each of the following categories of services for the past two years are set forth below:

	2018	2017
Audit Fees(1)	$642,983	$577,269
Audit-Related Fees(2)	$105,000	$98,153
Tax Fees	—	—
All Other Fees	—	—
(1) Fees for services related to the audit of the Company’s consolidated financial statements and internal control over financial reporting, quarterly reviews of the Company’s unaudited interim consolidated financial statements, review of SEC comment letters, and consultation on significant accounting matters of $529,591 and $470,498, respectively, for 2018 and 2017, and fees in connection with the Company’s comfort letters for offerings in 2018 and 2017 of $113,392 and $106,771, respectively.
(2) Fees for audit-related services to the Company include debt compliance procedures of $105,000 and $98,153 for 2018 and 2017, respectively.

The Audit Committee exercised its responsibility to pre-approve all services provided by BDO within the categories listed above. The Audit Committee delegates to the Chairman of the Committee the authority to pre-approve fees for services to be provided by BDO until a formal annual audit plan and fee estimate is presented to a regularly scheduled meeting of the Audit Committee for review and approval.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2018, the Company’s Compensation Committee consisted of Mr. Webb, Mr. Adams, Mr. McCabe and Mr. Jobe. None of the members of the Compensation Committee have ever been officers or employees of the Company other than Mr. Adams who retired as CEO in March 2011. Mr. Adams has not been an employee of the Company since that date. No interlocking relationship exists between the members of the Company’s Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company. Mr. McCabe is the Chairman of Pinnacle Financial Partners and the Company has a banking relationship with Pinnacle as described under “Certain Relationships and Related Transactions.”

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our executive officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file statements with the SEC and the NYSE of initial reports of ownership and reports of changes in ownership of such equity securities. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to file these reports within two business days of the transaction, and to furnish us with copies of all such forms they file.

To our knowledge, and based solely on review of the copies of such forms furnished to us and written representations that no other reports were required, we believe that during the fiscal year ended December 31, 2018, all filing requirements applicable to our executive officers, directors, and persons who beneficially own more than ten percent of our common stock were fulfilled and timely filed.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

National HealthCare Corporation

As of December 31, 2018, we leased 42 facilities under two master leases to National HealthCare Corporation (“NHC”), a publicly-held company and the lessee of our legacy properties. The facilities leased to NHC consist of 3 independent living facilities and 39 skilled nursing facilities (4 of which are subleased to other parties for whom the lease payments are guaranteed to us by NHC). These facilities are leased to NHC under the terms of an amended master lease agreement originally dated October 17, 1991 (the “1991 lease”) which includes our 35 remaining legacy properties and a master lease agreement dated August 30, 2013 (the “2013 lease”) which includes 7 skilled nursing facilities acquired from a third party.

The 1991 lease has been amended to extend the lease expiration to December 31, 2026. There are two additional 5-year renewal options, each at fair rental value of such leased property as negotiated between the parties and determined without including the value attributable to any improvements to the leased property voluntarily made by NHC at its expense. Under the terms of the lease, the base annual rental is $30,750,000 and rent escalates by 4% of the increase, if any, in each facility’s revenue over a 2007 base year. The 2013 lease provides for a base annual rental of $3,450,000 and has a lease expiration of August 2028. Under the terms of the 2013 lease, rent escalates 4% of the increase, if any, in each facility’s revenue over a 2014 base year. For both the 1991 lease and the 2013 lease, we refer to this additional rent component as “percentage rent.” During the last three years of the 2013 lease, NHC will have the option to purchase the facilities for $49,000,000.

Of our total revenues, $37,843,000 (13%), $37,467,000 (13%) and $37,626,000 (15%) in 2018, 2017 and 2016, respectively, were derived from NHC.

The chairman of our board of directors is also a director on NHC’s board of directors. As of December 31, 2018, NHC owned 1,630,462 shares of our common stock.

Pinnacle Financial Partners

We have a primary banking relationship with Pinnacle Financial Partners (“Pinnacle”), the largest bank in the Nashville market area. Mr. McCabe is Chairman of the Board of Directors of Pinnacle and, based upon the advice of our legal counsel, our banking relationship with Pinnacle is not prohibited by law or regulation.

In addition, Pinnacle is a participating bank in our amended $800,000,000 senior unsecured credit facility dated August 2017. The credit facility is provided by Wells Fargo, as Administrative Agent, the Swing Line Lender and the Issuing Bank, with Pinnacle National Bank as a participating bank. Pursuant to the Credit Agreement, Pinnacle committed to fund a maximum of $50,000,000 of the credit facility. Our Board of Directors has reviewed these relationships between the Company and Pinnacle and determined that Mr. McCabe remains an independent director in compliance with the NYSE rules.

Policy Regarding Related Party Transactions

The Company has a policy that any related party transaction must be reviewed and approved by the Audit Committee of the Board. This related party policy is in writing and is a part of the Audit Committee Charter which is published on our website. The Audit Committee applies this policy to any transaction, arrangement or relationship in which NHI or any of its subsidiaries or affiliates is a participant and the amount involved exceeds $120,000 and in which an executive officer, director, director nominee or 5% shareholder (or their immediate family members) (each of whom we refer to as a “related party”) has a direct or indirect material interest. Any transactions between NHI and its officers, directors and affiliates will be on terms as favorable to NHI as can be obtained from unaffiliated third parties.

PROPOSAL I
ELECTION OF DIRECTORS

Pursuant to our Articles of Incorporation, the directors have been divided into three groups. Each group is elected for a three-year term and only one group is up for election each year. The Company’s Articles of Incorporation provide that the number of directors to be elected by the shareholders shall be at least three and not more than 15, as established by the Board of Directors from time to time. The number of directors is currently set at four. Thus, one director has been nominated for election at the May 3, 2019 meeting for a term of three years or until his successor is duly elected and qualified. On February 15, 2019, the Board’s Nominating and Corporate Governance Committee recommended and the full Board nominated Mr. Jobe for re-election to the Board of Directors. NHI’s Bylaws require that Directors be elected by a majority of the votes cast. If a proxy does not specifically vote against the election of Mr. Jobe, your proxy holder intends to vote for the election of Mr. Jobe to hold office as a director for a term of three years or until his successor has been duly elected and qualified.

If Mr. Jobe becomes unavailable for any reason (which event is not anticipated), the shares represented by the enclosed proxy may (unless such proxy contains instructions to the contrary) be voted for such other person as may be determined by the proxy holder, to the extent permitted under the federal securities laws.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
MR. JOBE AS PROVIDED IN PROPOSAL I.

PROPOSAL II
APPROVE THE ADOPTION OF THE 2019 STOCK INCENTIVE PLAN

At the Meeting, the shareholders will be requested to approve the adoption of the National Health Investors, Inc. 2019 Stock Incentive Plan (the “2019 Plan”)

As of March 7, 2019, there were 319,669 shares of stock available to be issued under the 2012 Plan. Thus the Board of Directors recommends approval of the 2019 Plan in order to allow the Company to continue its overall compensation program and to promote the interests of the Company by providing incentives and rewards to employees, officers, directors, and consultants who are primarily responsible for the management, growth and financial success of the Company. While the use of equity is an important part of our compensation, we are mindful of our responsibility to our shareholders in exercising judgment in the granting of equity awards. Our overhang (the sum of shares subject to outstanding options plus shares available for grant, as a percentage of the sum of common shares outstanding, plus shares subject to outstanding options, plus shares available for grant) was 3.3% as of March 7, 2019. If the 2019 Plan is approved by our shareholders, the maximum overhang would be 9.5% (based on 1,169,517 outstanding options as of March 7, 2019). The annual share usage under the Company’s equity compensation program for the last three fiscal years was as follows:

2012 Plan	2019	2018	2017
Stock Options Granted	602,000	560,000	495,000
Basic Weighted Average Common Shares Outstanding	42,983,952	41,151,453	39,155,380
Annual Share Usage	1.40%	1.36%	1.26%

The Board of Directors has unanimously adopted resolutions approving, and recommending to the shareholders for their approval the 2019 Plan. A copy of the 2019 Plan is attached hereto as Appendix A.

Description of the Plan

The following is a description of the 2019 Plan.

General. The purposes of the 2019 Plan are to promote the interests of the Company and its shareholders by (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its shareholders.

Administration. The 2019 Plan will be administered by the Board of Directors or the Compensation Committee of the Board (hereafter, the “Committee”).

Shares Subject to the 2019 Plan. The maximum number of shares of Company common stock which may be awarded and delivered under the 2019 Plan is 3,000,000. The shares issued under the 2019 Plan may be currently authorized but unissued shares of common stock or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. Shares representing Attached Stock Appreciation Rights (“SARs”), as defined below, shall only be counted against the maximum as either shares representing Options outstanding or SARs outstanding, but not as both.  In addition, if any award granted under the 2019 Plan expires or terminates for any reason without having been exercised in full, such shares will again be available for issuance in connection with new awards under the 2019 Plan. To the extent an Option is exercised by using an actual or constructive exchange of shares of Common Stock to pay the Exercise Price, or shares of Common Stock are withheld to satisfy the minimum withholding taxes upon exercise or vesting of an Award granted under the 2019 Plan, then such shares shall not become available for re-issuance pursuant to the Plan. Notwithstanding the foregoing, the maximum number of shares of Company stock which may be awarded and delivered under the 2019 Plan that are intended to qualify as incentive stock options (ISO) is 3,000,000. Further provided, however, that the discussion above with respect to expired or terminated shares applies only with respect to ISOs to the extent that it will not cause an ISO to fail to qualify as an incentive stock option under section 422 of the Code.

New Plan Benefits. Because benefits under the 2019 Plan will depend on the Committee’s actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees if the 2019 Plan is approved by the shareholders. No benefits have been granted under the 2019 Plan as of the date hereof.

Options. Options granted under the 2019 Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code (“Code”), or non-statutory stock options. The Board of Directors is authorized to specify other terms and conditions of the grants.

Stock Appreciation Rights. The Committee may grant SAR awards under the 2019 Plan. The terms and conditions of each SAR granted under the Plan shall be specified by the Committee, in its sole discretion, shall be set forth in a written agreement between the Company and the participant in such form as the Committee shall approve, and shall be clearly identified therein as a SAR.

Upon exercise of a SAR, the participant will be entitled to receive the excess of the fair market value on the exercise date of the Company common shares underlying the SAR over the aggregate base price applicable to such shares; provided that the base price per share may not be less than the fair market value of such shares on the grant date. Distributions to the participant may be made in common stock, in cash, or in a combination of stock and cash, as determined by the Committee.

A SAR may also be granted simultaneously with a non-qualified option (an “Attached SAR”). An Attached SAR may only be exercised to the extent the non-qualified option to which it relates is exercised. The exercise of an Attached SAR will cancel the related non-qualified option for a like number of shares, and the exercise of the related non-qualified option will cancel an Attached SAR for a like number of shares.

Eligibility. Incentive stock options may be granted only to employees of the Company or its subsidiaries. Non-statutory stock options and SARs may be granted under the 2019 Plan to employees and non-employees who are providing services to the Company or its subsidiaries, whether as a director or consultant. The Committee, in its discretion, will select the individuals to whom options and SARs will be granted, the time or times at which such awards are granted, and the number of shares subject to each grant.  Currently the Company employs 16 people, of whom five are officers, and the Board of Directors includes four directors, all of whom will be eligible to receive grants under the 2019 Plan. No consultants have been identified who are expected to participate in the 2019 Plan.

Terms and Conditions of Awards. Each award is to be evidenced by an award agreement between the Company and the individual participant and is subject to the following additional terms and conditions:

•    Exercise Price. The Committee will determine the exercise price for the shares of common stock underlying each award at the time the award is granted. The exercise price for shares under an incentive stock option may not be less than 100% (or 110%, if the participant is the owner (actually or constructively) of more than 10% of the total combined voting power of all classes of stock of the Company) of the fair market value of the common stock on the date such option is granted. The fair market value price for a share of Company common stock underlying each award is the closing price per share on the New York Stock Exchange (NYSE) on the date the award is granted.

•    Exercise of Award; Form of Consideration. The Committee will determine when options and SARs granted under the 2019 Plan become exercisable. With respect to incentive stock options, and unless otherwise specified in the applicable award agreement, with respect to non-qualified stock options and SARs, except as provided below, in the event a participant shall cease to be employed by the Company on a full-time basis for any reason, (i) the unvested portion of any option or SAR held by such participant at that time shall be cancelled and forfeited without consideration as of the date participant ceases to be so employed and (ii) any outstanding vested options or SAR held by such participant may be exercised by the participant within 90 days of the date the participant ceases to be so employed, after which any unexercised options will cease to be exercisable and will terminate automatically and be forfeited. Notwithstanding the foregoing, options and SARs remain exercisable for 180 days following termination of the particpant’s employment on account of permanent and total disability or death of the participant. In the case of the participant’s death, the award may be exercised by the executor or administrator of the participant’s estate or any person who has acquired the option or SAR from the participant pursuant to the participant’s will or the laws of descent and distribution or as otherwise permitted under the 2019 Plan and applicable award agreement. In each case the award may only be exercised to the extent it was exercisable as of the date the employee ceased to be employed by the Company. In the event the employee is terminated for “cause”, the employee’s right to exercise any award, whether vested or unvested, will terminate upon notice of discharge. “Cause” is defined under the 2019 Plan to include final conviction of a felony, willful misconduct that is injurious to the Company, or embezzlement or misappropriation of funds or property.

The means of payment for shares issued upon exercise of an award will be specified in each award agreement. Under the 2019 Plan, the exercise price may be payable in cash or by tendering shares of stock acceptable to the Committee valued at fair market value as of the day of exercise, or in any combination thereof, as determined by the Committee, including by way of a “net exercise” pursuant to which the participant, without tendering the option price, is paid Shares representing the excess of (i) the Fair Market Value on the date of exercise of the Shares as to which the option is being exercised over (ii) the aggregate option price and applicable withholding taxes (unless such withholding is otherwise paid by the participant).  In addition, the Committee may permit a participant to elect to pay the exercise price upon the exercise of an incentive stock option or non-qualified stock option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the incentive stock option or non-qualified stock option and remitting to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. For non-qualified stock options and stock received upon the exercise of stock appreciation rights, the option holder or stock recipient must also pay the Company, at the time of purchase, the amount of federal, state, and local withholding taxes required to be withheld by the Company.

•    Nontransferability of Awards. Except as otherwise provided by the Committee, awards under the 2019 Plan are not transferable except (a) by last will and testament or the laws of descent and distribution upon the participant’s death or (b) with respect to non-qualified stock options and SAR awards, which may be transferable (i) to members of the participant’s immediate family (or to one or more trusts or certain partnerships or limited liability companies formed for the benefit of such family members); or (ii) to IRS-qualified educational, charitable or religious foundations or institutions; in each case only if (y) the applicable award agreement permits such a transfer and (z) the transferor receives no consideration for the transfer. Any option or SAR held by any such transferee will continue to be subject to the same terms and conditions that are applicable to such option or SAR immediately prior to its transfer. During a participant’s lifetime, ISOs shall be exercisable only by the participant.

•    No Right as Shareholder. Any holder of an option or SAR granted hereunder shall have no rights as a shareholder of the Company with respect to any shares of Common Stock to which such Award relates until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise required by the Plan.

•    Clawback Provisions. Any award granted under the 2019 Plan will be subject to mandatory repayment by the participant to the Company to the extent such participant is or becomes subject to any clawback or recoupment policy adopted by the Company or any affiliate to comply with applicable laws, rules or regulations (including final SEC rules pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act), or otherwise, or any applicable laws which impose mandatory recoupment, including the Sarbanes-Oxley Act of 2002.

•    Other Provisions. An award agreement may contain other terms, provisions, and conditions not inconsistent with the 2019 Plan, as may be determined by the Committee.

Adjustments upon Changes in Capitalization, Merger or Sale of Assets. In the event that the Company’s stock changes by reason of stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events; the Company engages in a transaction to which section 424 of the Code applies; or there occurs any other event that in the judgment of the Committee necessitates such action, the Company may make appropriate adjustments in the number and class of shares of stock subject to the 2019 Plan, the number and class of shares of stock subject to any award outstanding under the 2019 Plan, and the exercise price for shares subject to any such outstanding award.

In the event of a dissolution of the Company, liquidation or sale of substantially all of the assets of the Company, or a merger or other reorganization of the Company in which the Company is not the surviving entity or survives only as a subsidiary of another entity, whether or not such event constitutes a Change in Control, as defined in the Plan, the vesting date of each outstanding option shall accelerate and be exercisable within 60 days prior to such occurrence in whole or in part.

Except to the extent that the previous paragraph controls the disposition, vesting, settlement, exchange or other treatment of any award, in the event of a Change in Control, as defined in the 2019 Plan, in which the Company is the surviving entity, all awards will be subject to the treatment as provided in the transaction documents, including revision, cancellation, conversion or other modification, provided, however, if the awards are cancelled, the participant will be entitled to the same consideration or its equivalent in cash on vested awards.

Notwithstanding the foregoing, to the extent the participant would realize less income, net of taxes, after deducting the amount of excise taxes that would be imposed pursuant to Section 4999 of the Code than if the accelerated vesting of that portion of the award did not occur, any portion of any award remaining unvested as a result of such exception will, in the event the Company is not the surviving entity following the transaction or survives only as a subsidiary or is otherwise controlled by the successor entity, will be assumed by such successor entity or be converted into an award for an option or SAR, as applicable, of the common stock of the surviving entity.

Company’s Repurchase Right. If any recipient ceases to be employed by the Company or its subsidiaries for any reason, the Company may repurchase any shares held by the recipient or his legal representative that were received by such recipient upon exercise of any options or SARs at a price per share equal to the exercise price of such options or SARs. This repurchase right expires six years after the date the applicable option or SAR was granted.

Amendment and Termination of the 2019 Plan. The Board of Directors may amend, alter, suspend or terminate the 2019 Plan, or any part thereof, at any time and for any reason, provided, however, that without the approval of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote thereon at a shareholders’ meeting, the Board of Directors may not amend the 2019 Plan to (i) increase the number of shares of common stock that may be issued under the 2019 Plan (except in connection with an adjustment as described above), (ii) increase the benefits accruing to any participant under the 2019 Plan, including any decrease in the minimum exercise price specified by the 2019 Plan, (iii) change the class of persons eligible to receive awards under the 2019 Plan, or (iv) make any other change as it relates to incentive stock options that requires shareholder approval under the Internal Revenue Code. However, the Company shall obtain shareholder approval for any amendment to the 2019 Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Board of Directors or shareholders may alter or impair any award previously granted under the 2019 Plan without the written consent of the applicable participant. The 2019 Plan will only be effective if approved by the shareholders of our Company, but if approved, will be effective as of the date the 2019 Plan was approved by the Board of Directors. The 2019 Plan will be unlimited in duration and, in the event of termination, will remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the 2019 Plan after the ten (10) year anniversary of the effective date.

Federal Income Tax Consequences Relating to the 2019 Plan

The federal income tax consequences to the Company and its employees of awards under the 2019 Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the 2019 Plan. Recipients of awards under the 2019 Plan should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply.

As discussed above, several different types of awards may be issued under the 2019 Plan. The tax consequences related to the issuance of each is discussed separately below.

Options

As noted above, options granted under the 2019 Plan may be either incentive stock options or non-qualified stock options. Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Code and the regulations thereunder. Any option which does not satisfy these requirements will be treated as a non-qualified stock option.

Incentive Stock Options. There typically will be no federal income tax consequences to a participant or to the Company upon the grant or exercise of an incentive stock option. If the participant holds shares acquired through the exercise of an incentive stock option for the later of two years after the date the option was granted or one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Section 162(m) of the Internal Revenue Code. While the exercise of an incentive stock option does not result in current, taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the participant’s alternative minimum tax income.

Non-qualified Stock Options. Non-qualified stock options granted under the 2019 Plan do not qualify as “incentive stock options” and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a non-qualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

The optionee’s basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a non-qualified stock option or a sale or disposition of the shares acquired upon the exercise of a non-qualified stock option. However, upon the exercise of a non-qualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any taxable income at the time the award is granted. Upon the settlement of the SAR, if the employee receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the employee at the time that it is received. If the employee receives the appreciation inherent in the SARs in stock, the employee will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the employee for the stock.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code. If the SAR is settled in stock, and the amount a recipient receives upon disposition of the stock that the recipient acquired by exercising the SARs is greater than the fair market value of the stock when the recipient exercised the SARs, the excess will be treated as a long-term or short-term capital gain, depending on whether the recipient held the stock for more than one year after he or she acquired the stock by exercising the SARs. Conversely, if the amount a recipient receives upon disposition of the stock that the recipient acquired by exercising the SARs is less than the fair market value of the stock when the recipient exercised the SARs, the difference will be treated as a long-term or short-term capital loss, depending on whether the recipient held the stock for more than one year after he or she acquired the stock by exercising the SARs.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for approval of the 2019 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE 2019 PLAN AS PROVIDED IN PROPOSAL II.

PROPOSAL III
ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables the Company’s shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. The Company is asking its shareholders to indicate their support for its named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation paid to the Company’s named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the Company is asking its shareholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2019 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

We believe that our executive compensation is designed to reward our officers for the Company’s performance as a whole and for each officer’s individual effort in achieving the Company’s goals. Our compensation program includes the elements of (a) a base salary that is reflective of job responsibilities, expertise, and comparability to the same positions with companies in our peer group, (b) an annual bonus to reward individual effort in achieving the Company’s goals, and (c) share-based compensation to align the financial interests of our senior officers with those of our shareholders. Annual incentive (bonus) awards are designed to focus management attention on key operational goals for the current fiscal year and are significantly tied to the Company’s achievement of normalized adjusted funds from operation and recurring dividend payment goals. We believe that these goals are aligned with the interests of our shareholders.

The “say-on-pay” vote is advisory, and therefore is not binding on the Company, the Compensation Committee or the Board of Directors. However, the Board of Directors and the Compensation Committee value the opinions of our shareholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, will consider the shareholders’ concerns and the Board of Directors and Compensation Committee will evaluate whether any actions are necessary to address those concerns. The Company has elected to hold the “say-on-pay” vote every year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE COMPANY’S COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND THE ACCOMPANYING COMPENSATION TABLES CONTAINED IN THIS PROXY STATEMENT AS PROVIDED IN PROPOSAL III.

PROPOSAL IV
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has retained BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Although a shareholder vote is not required, the Board of Directors submits t his accounting firm for approval by the shareholders as a matter of good corporate governance. BDO has audited the Company’s consolidated financial statements since 2004, and has also provided the required Sarbanes-Oxley §404 attestation.

The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the ratification of the Audit Committee’s selection of BDO as our independent registered public accounting firm. If the shareholders do not ratify the selection of BDO, the selection of the independent registered public accounting firm will be reconsidered by the Audit Committee, although the Audit Committee would not be required to select a different independent registered public accounting firm for the Company. The Audit Committee retains the power to select another firm as the independent registered public accounting firm for the Company to replace the firm whose selection was ratified by the Company’s shareholders in the event the Audit Committee determines that the best interest of the Company warrants a change of its independent registered public accounting firm.

Representatives of BDO are expected to be present at the Meeting and will be given the opportunity to address the shareholders and respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION
OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM AS PROVIDED IN PROPOSAL IV.

How We Count the Votes

*
Shares of common stock represented in person or by proxy at the Meeting (including shares which abstain or do not vote with respect to one or more of the matters presented at the Meeting) will be tabulated by the Company’s Secretary who will determine whether or not a quorum is present.

*
Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular matter, but will not be counted as votes cast on such matter. As a result, abstentions will not have any effect on the voting results with respect to Proposal I, Proposal II, Proposal III or Proposal IV.

*
If a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Accordingly, a “broker non-vote” may affect establishment of a quorum, but once a quorum is established, will have no effect on the voting on Proposal I, Proposal II, Proposal III or Proposal IV.

*
A majority of the issued and outstanding shares of common stock entitled to vote constitutes a quorum at the Meeting. The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the election of the director and the approval of Proposal II, Proposal III and Proposal IV.

SHAREHOLDER COMMUNICATIONS

How can shareholders communicate with the Company’s executive officers and Board of Directors?

The Board of Directors has created the “NHI Valuesline” program in order to enable interested parties to communicate with (on a non-identifiable basis if so desired) NHI executive officers, independent directors (including the independent directors as a group), and the NHI Board. The NHI Valuesline toll free number is 877-880-2974 and is answered by an independent contractor who transmits the communication to the Company’s corporate secretary and establishes a date by which the caller can obtain a response to the communication, if so requested. The corporate secretary will forward any inquiries to or about executive officers or directors to the Chairman of the Nominating and Corporate Governance Committee. The corporate secretary of the Company will coordinate any necessary communication and response.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This practice, which is commonly referred to as “householding”, is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. NHI and some brokers household proxy materials unless contrary instructions have been received from the affected shareholders. NHI will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to NHI via the following means of communication: by mail at 222 Robert Rose Drive Murfreesboro, Tennessee 37129, Attention: Investor Relations or by telephone at (615) 890-9100. You may also contact the above if you (and other shareholders sharing the same address) are receiving multiple copies of proxy materials and wish to receive only one.

Does the Company provide additional information on its website?

The NHI website (www.nhireit.com) provides information on the Company, including all public filings (Form 10-Qs, 10-Ks, Statements of Beneficial Ownership, 8-Ks). We also maintain the following documents on the website, all of which we hereby incorporate herein by reference:

*    Corporate Governance Guidelines
*    The Restated Audit Committee Charter
*    The Compensation Committee Charter
*    The Nominating and Corporate Governance Committee Charter
*    Valuesline Information
*    The NHI Code of Ethics

The Code of Ethics has been adopted for all employees, officers and directors of the Company. The website will also disclose whether there have been any material amendments or waivers to the Code of Ethics. To date there have been none.

Copies of any of these documents will be furnished, free of charge, to any interested investor upon receipt of a written request. All of our press releases for the last two years can be accessed through the site’s press release page. The website is updated regularly for any SEC filings and press releases.

Are there any other matters to be addressed at the Meeting?

We know of no other matters to be brought before the Meeting, but if other matters are properly brought up before or at the Meeting, the officers named in your proxy will vote as recommended by the Board of Directors on such matters, or if the Board of Directors does not give a recommendation, they will have discretion to vote in accordance with their best judgment on such matters, in each case to the extent permitted under the federal securities laws.

Appendix A

NATIONAL HEALTH INVESTORS, INC.
2019 STOCK INCENTIVE PLAN

TABLE OF CONTENTS
SECTION 1.    PURPOSE    A - 4
SECTION 2.    DEFINITIONS    A - 4
SECTION 3.    ELIGIBILITY    A - 8
SECTION 4.    COMMON STOCK SUBJECT TO THE PLAN    A - 8
4.1.    Source of Shares    A - 8
4.2.    Maximum Number of Shares    A - 8
4.3.    Share Counting    A - 8
4.4.    Maximum Number of ISOs    A - 8
SECTION 5.    ADMINISTRATION OF THE PLAN    A - 9
5.1.    Committee    A - 9
5.2.    Awards    A - 9
5.3.    Plan Interpretation    A - 9
5.4.    Committee Interpretations Conclusive    A - 9
5.5.    Committee Exculpation    A - 9
SECTION 6.    TERMS AND CONDITIONS OF OPTIONS    A - 10
6.1.    ISOs    A - 10
6.2.    Non-Qualified Options    A - 11
6.3.    SARs    A - 11
6.4.    Terms and Conditions Common to All Options    A - 12
6.5.    Payment of Exercise Price    A - 14
6.6.    Rights as a Shareholder    A - 15
6.7.    Fractional Shares    A - 15
6.8.    Other Agreement Provisions    A - 15
SECTION 7.    ADJUSTMENTS    A - 15
7.1.    Adjustment to Shares    A - 15
7.2.    Substitution of Awards on Merger or Acquisition.    A - 16
7.3.    Effect of Certain Transactions    A - 16
7.4.    Limited Rights Upon Company’s Restructure    A - 16
7.5.    Effect of Options and SARs on Company’s Capital and Business Structure    A - 16
SECTION 8.    GENERAL PROVISIONS    A - 17
8.1.    Effect of the Plan on Employment Relationship    A - 17
8.2.    Amendment of the Plan    A - 17
8.3.    Amendments to Awards    A - 17
8.4.    Dividend Equivalents    A - 17
8.5.    Investment Purpose    A - 17
8.6.    Indemnification of Committee    A - 18
8.7.    Termination of the Plan    A - 18
8.8.    Application of Funds    A - 18
8.9.    No Obligation to Exercise Option or SAR    A - 18
8.10.    Effective Date of the Plan    A - 18
8.11.    Interpretation    A - 18
8.12.    Withholding    A - 18
8.13.    Recoupment of Awards    A - 19

8.14.    Compliance with Section 409A of the Code    A - 19
8.15.    Compliance with Section 16 of the Exchange Act    A - 20
8.16.    Headings    A - 20
8.17.    No Limit on Other Compensation Arrangements    A - 20
8.18.    Severability    A - 20
8.19.    Other Laws    A - 20
8.20.    No Trust or Fund Created    A - 20
8.21.    Waiver of Jury Trial.    A - 20
8.22.    Governing Law    A - 21

NATIONAL HEALTH INVESTORS, INC.
2019 Stock Incentive Plan

SECTION 1.PURPOSE. The purpose of the National Health Investors, Inc. 2019 Stock Incentive Plan (the “Plan”) is to promote the interests of National Health Investors, Inc., a Maryland corporation (the “Company”), and its shareholders by (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its shareholders. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).
SECTION 2.    DEFINITIONS. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.
2.1.    “Affiliate”. means, with respect to (i) any person directly or indirectly controlling, controlled by, or under common control with such person, (ii) any officer, director, general partner, member or trustee of such person, and (iii) any person who is an officer, director, general partner, member or trustee of any person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by,” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general partners, or persons exercising similar authority with respect to such person or entities.
2.2.    “Award”. means any Option, Stock Appreciation Right, or other award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee (or the Board) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee (or the Board) may establish.
2.3.    “Award Agreement” means a written agreement, contract or other instrument or document (including any amendment or supplement thereto) evidencing any Award and specifying the terms and conditions of an Award granted to a Participant which may, but need not, be executed or acknowledged by the Participant.
2.4.    “Board of Directors” or “Board”. means the Board of Directors of the Company.
2.5.    “Cause” shall mean, unless otherwise defined in the applicable Award Agreement, or any employment agreement or other similar contractual arrangement between the Company and a Participant, (i) the engaging by the Participant in willful misconduct that is injurious to the Company or its Subsidiaries or Affiliates, (ii) the embezzlement or misappropriation of funds or property of the Company or its Subsidiaries or Affiliates by the Participant, or (iii) the final conviction (or plea of guilt or nolo contendere) of a felony. For purposes of this paragraph, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company. Any determination of Cause for purposes of the Plan or any Award shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.
2.6.    “Change in Control” means the first to occur of:
2.6.1.    The date that any one Person, or more than one Person acting as a group, acquires ownership of stock of the Company that, together with stock held by such Person or group, constitutes more than fifty percent (50%) of the total voting power of the stock of Company; provided, however, that the merger or consolidation of the Company with another entity as a result of which fifty percent 50% or more of the outstanding voting securities of the surviving or resulting entity (or of the parent entity of such resulting or surviving entity) shall be owned in the aggregate by the shareholders of the Company immediately prior to such merger or consolidation, shall not constitute a Change in Control.
2.6.2.    The date of the merger or consolidation of the Company with another entity as a result of which less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting entity (or of the parent entity of such resulting or surviving entity) shall be owned in the aggregate by the shareholders of the Company immediately prior to such merger or consolidation.

2.6.3.    The date that a majority of members of the Board are replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.
2.6.4.    On the date that any one Person, or more than one Person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets, directly or indirectly, from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets owned, directly or indirectly, by the Company immediately prior to such acquisition or acquisitions. Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred under this Paragraph 2.6.4 when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer as provided in the following sentence. A transfer of assets by Company is not treated as a change in the ownership of such assets if the assets are transferred to (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock in the Company, (ii) an entity, fifty percent (50%) or more of the total voting power of which is owned, directly or indirectly, by the Company, (iii) a Person, or more than one Person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total voting power of all the outstanding stock of the Company, or (iv) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in (iii) of this Paragraph.
Unless otherwise provided in an applicable Award Agreement, solely for the purpose of determining the timing of any payments pursuant to any Award constituting a “deferral of compensation” subject to Section 409A of the Code, a Change in Control shall be limited to a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 1.409A-3(i)(5) of the U.S. Treasury Regulations. No Award Agreement shall define a Change in Control in such a manner that a Change in Control would be deemed to occur prior to the actual consummation of the event or transaction that results in a change of control of the Company (e.g., upon the announcement, commencement, or shareholder approval of any event or transaction that, if completed, would result in a change in control of the Company).
2.7.    “Code”. means the Internal Revenue Code of 1986, as amended.
2.8.    “Committee”. means the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, that the Committee shall at all times consist of two or more persons, each of whom shall be a member of the Board of Directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, members of the Committee (or any subcommittee thereof) shall be “non-employee directors” within the meaning of Rule 16b-3.
2.9.    “Common Stock”. means the common stock, $0.01 par value, of the Company.
2.10.    “Consultant”. means any consultant to the Company or its Subsidiaries or Affiliates.
2.11.    “Director”. means a member of the Board.
2.12.    “Employee”. means (i) with respect to an ISO, any person who, at the time the ISO is granted to such person, is an “employee,” as such term is used in section 422 of the Code and described in Regulations section 1.421-1(h)(1), of the Company or a Subsidiary, and (ii) with respect to any other Award, any person employed by or performing services, whether as an employee, officer, director (including outside director), or consultant of the Company.
2.13.    “Exchange Act”means the Securities Exchange Act of 1934, as amended.
2.14.    “Fair Market Value” means the fair market value of a share of Common Stock as of any date, determined by applying the following rules:
2.14.1.    If the principal market for the Common Stock is a national securities exchange or the Nasdaq stock market, then the fair market value as of that date shall be the reported closing price of the Common Stock on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading.
2.14.2.    If sale prices are not available or if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on the Nasdaq stock market, the fair market value of the Common Stock shall be the reported closing price for the Common Stock on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.
2.14.3.    If the day is not a business day and as a result, Paragraphs 2.14.1 and 2.14.2 next above are inapplicable, the fair market value of the Common Stock shall be determined as of the next earlier business day.
2.14.4.    If Paragraphs 2.14.1, 2.14.2 and 2.14.3 next above are otherwise inapplicable, then the fair market value of the Common Stock shall be determined in good faith by the Committee in a manner consistent with section 409A of the Code.
2.15.    “ISO”.means an option to purchase Common Stock granted under the Plan that constitutes and shall be treated as an “incentive stock option,” as such phrase is defined in Section 422(b) of the Code.
2.16.    “Non-Qualified Option”.means an option to purchase Common Stock granted to an Employee pursuant to the Plan that is not an “incentive stock option” as such phrase is defined in Section 422(b) of the Code.
2.17.    “Option”.means any ISO or Non-Qualified Option granted pursuant to this Plan.
2.18.     “Participant”.means a Person eligible to receive an Award pursuant to Section 3 to whom an Award has been granted pursuant to the Plan.
2.19.     “Person” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.
2.20.    “Regulations” mean the Federal Income Tax Regulations, including Temporary Regulations promulgated under the Code, as such Regulations may be amended from time to time (including corresponding provisions of succeeding Regulations).
2.21.     “SAR” or “Stock Appreciation Right” means a stock appreciation right as described in Section 6.3 hereof.
2.22.    “Share” means a share of Common Stock of National Health Investors, Inc.
2.23.    “Subsidiary”.shall have the meaning set forth for “subsidiary corporation” in section 424(f) of the Code.
SECTION 3.    ELIGIBILITY. Any Employee, Director or Consultant shall be eligible to be designated a Participant. The Committee shall have the sole authority to select the persons who may become Participants and the type(s) of Awards such Persons shall be granted. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period shall not by virtue of such participation have the right to be selected as a Participant for any other period. Any Participant may hold at any time more than one (1) Award, but only upon such terms as provided hereunder and any agreement evidencing such Awards.
SECTION 4.    COMMON STOCK SUBJECT TO THE PLAN.
4.1.    Source of Shares. Upon the exercise of an Option or SAR the Company shall deliver to the Participant authorized but previously unissued Common Stock or Common Stock that is held by the Company in treasury; provided, however, any Award may be settled in cash at the discretion of the Committee.
4.2.    Maximum Number of Shares. The maximum aggregate number of Shares that may be issued pursuant to the Plan is 3,000,000 Shares (such number from time to time, the “Share Reserve”). The aggregate number of Shares available for grant under this Plan and the number of shares of Common Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 7.1. Shares representing tandem Awards granted hereunder whereby if the one type of Award is exercised, it cancels the related Award, shall for such purpose only be counted as either Shares representing one type of Award or the other, but not as both.
4.3.    Share Counting.
4.3.1.    If any Shares covered by an Award granted under this Plan, are forfeited, or if such an Award is settled for cash or otherwise terminates, expires unexercised or is otherwise canceled without the delivery of Shares, then the Shares covered by such Award shall increase the Share Reserve to the extent of any such settlement, forfeiture, termination, expiration or cancellation.
4.3.2.    Notwithstanding the foregoing, the following Shares underlying any Award under any Prior Plan or the Plan will not again become available for Awards under the Plan: (1) Shares tendered or withheld in payment of the exercise price of an Option, (2) Shares tendered or withheld to satisfy any tax withholding obligation with respect to any Award, (3) Shares repurchased by the Company with proceeds received from the exercise of an Option, and (4) Shares subject to an SAR that are not issued in connection with the Share settlement of that SAR upon its exercise.
4.4.    Maximum Number of ISOs. The maximum aggregate number of shares of Common Stock that may be issued pursuant to Incentive Stock Options under the Plan is 3,000,000 shares, subject to adjustment as provided in Section 7.1, provided that no adjustment shall be made and no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under section 422 of the Code.

SECTION 5.    ADMINISTRATION OF THE PLAN.
5.1.    Committee. The Plan shall be administered by the Board or, as directed specifically otherwise herein, by the Committee.
5.2.    Awards. The Committee shall have the sole authority and discretion under the Plan to (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (iv) determine the timing, terms, and conditions of any Award; (v) accelerate the time at which all or any part of an Award may be settled or exercised; (vi) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) except to the extent prohibited by any specific provision of the Plan, amend or modify the terms of any Award at or after grant with or without the consent of the holder of the Award; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 11 hereunder to amend or terminate the Plan. Notwithstanding the foregoing, any action or determination by the Committee specifically affecting or relating to an Award to a Director shall require the prior approval of the Board
5.3.    Plan Interpretation. The Committee shall be authorized to interpret the Plan and any Award granted hereunder and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of the Plan.
5.4.    Committee Interpretations Conclusive. The interpretation and construction by the Committee of any provision of the Plan, any Award granted hereunder or any Award Agreement shall be final and conclusive upon all parties, except as may otherwise be determined by the Board of Directors.
5.5.    Committee Exculpation. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee or Board of Directors shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Award granted hereunder.

SECTION 6.    TERMS AND CONDITIONS OF OPTIONS.
6.1.    ISOs. The terms and conditions of each ISO granted under the Plan shall be specified by the Committee, shall be set forth in an Award Agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as an ISO. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and be treated as an “incentive stock option” as defined in section 422 of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder. Notwithstanding the above, the terms and conditions of each ISO shall include the following:
6.1.1.    The exercise price shall not be less than one hundred percent (100%) (or one hundred ten percent (110%) in the case of an Employee referred to in Paragraph 6.1.3 hereof) of the Fair Market Value of the Shares of Common Stock subject to the ISO on the date the ISO is granted, but in no event shall the option price be less than the par value of such shares, which price shall be payable in U.S. dollars upon the exercise of such ISO and paid, except as otherwise provided in Section 6.6, in cash or by check immediately upon exercise.
6.1.2.    The Committee shall fix the term of all ISOs granted pursuant to the Plan, including the date on which such ISO shall expire and terminate; provided, however, that such term shall in no event exceed ten (10) years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in Paragraph 6.1.3 hereof, such term shall in no event exceed five (5) years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion. The Committee may provide that in the event such Employee holding the ISO shall cease to be an Employee as defined in section 422 of the Code, such option may remain outstanding, but shall be automatically converted into a Non-Qualified Stock Option.
6.1.3.    An ISO shall not be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or Subsidiary of the Company (taking into account the attribution rules of section 424(d) of the Code), unless the exercise price is at least one hundred ten percent (110%) of the Fair Market Value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and the ISO by its terms is not exercisable more than five (5) years from the date it is granted. Notwithstanding any other provision of the Plan, the provisions of this Paragraph 6.1.3 shall not apply, or be construed to apply, to any Non-Qualified Option or SAR granted under the Plan.
6.1.4.    If upon the exercise of one or more Options granted pursuant to this or any other plan of the Company or any Subsidiary of the Company that are designated as ISOs upon the grant thereof, a portion of such exercised Options are not treated as ISOs pursuant to section 422(d) of the Code, which sets a limit upon the aggregate Fair Market Value (determined at the time the ISOs are granted) of stock subject to ISOs that may become exercisable by the optionee thereof for the first time during any calendar year, then the Company shall issue one or more certificates evidencing the Common Stock acquired pursuant to the exercise of ISOs and one or more certificates evidencing the Common Stock acquired pursuant to the exercise of Options not treated as ISOs in accordance with section 422 of the Code and shall so identify such certificates in the Company’s stock transfer records.
6.1.5.    Following a transfer of stock to a Participant pursuant to such Participant’s exercise of an ISO, the Company or any Subsidiary of the Company shall (on or before January 31 of the calendar year following the year of such transfer) furnish to such Participant the written statement prescribed by section 6039 of the Code and the Regulations promulgated thereunder.
6.2.    Non-Qualified Options. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, shall be set forth in an Award Agreement between the Company and the Participant in such form as the Committee shall approve, and such Option shall be clearly identified therein as a Non-Qualified Option and shall be a “non-qualified stock option” for Federal income tax purposes to which section 421 of the Code does not apply. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder. Notwithstanding the above, the terms and conditions of each Non-Qualified Option shall include the following:
6.2.1.    The option price shall be as determined by the Committee, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted nor less than the par value of such Shares.
6.2.2.    The Committee shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including the date on which such Non-Qualified Option shall expire and terminate). Such term may not be more than ten (10) years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions, and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion and as set forth in the agreement evidencing such Non-Qualified Stock Option.

6.3.    SARs. The terms and conditions of each SAR granted under the Plan shall be specified by the Committee, in its sole discretion, shall be set forth in an Award Agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as a SAR. The Committee shall have the power to grant, simultaneously with the grant of a Non-Qualified Option or at any other time, stock appreciation rights with respect to that portion of Common Stock as the Committee in its discretion determines. Such rights may be granted separately and exclusively (“Exclusive SARs”) or in connection with a Non-Qualified Option (“Attached SARs”) at the time of grant of such Non-Qualified Option. The terms and conditions of any SAR granted hereunder need not be identical to those of any other SAR granted hereunder. Notwithstanding the above, the terms and conditions of SARs shall include the following:
6.3.1.    A SAR shall include in its terms the Fair Market Value, for purposes of this Section 6.3, of one (1) share of the Company’s Common Stock and shall provide that such SAR shall not be exercisable prior to a date as determined by the Committee.
6.3.2.    An Attached SAR may be exercised only to the extent the Non-Qualified Option to which it relates is exercisable. The exercise of an Attached SAR shall cancel the related Option for a like number of Shares and the exercise of a related Option shall cancel an Attached SAR for a like number of Shares.
6.3.3.    A SAR shall entitle the holder thereof to exercise such SAR (or any portion thereof), and in the case of an Attached SAR, to surrender simultaneously the related Non-Qualified Option (or such portion thereof) to the Company, and to receive from the Company in exchange therefor cash, or its equivalent in shares of Common Stock, or any combination thereof as determined in the sole discretion of the Committee, having an aggregate value equal to the excess of the Fair Market Value of one (1) share of Common Stock at the date of exercise over the Fair Market Value thereof upon the date the SAR was granted, as determined pursuant to Paragraph 6.3.1 above, times the number of SARs exercised.
6.3.4.    The Committee reserves the right to call for the exercise of a SAR at any time without the approval of the holder of such SAR.
6.3.5.    If the Committee elects to pay part or all of the benefit determined in accordance with Paragraph 6.3.3 above in shares of Common Stock, the value of a share of Common Stock for such purpose shall be the Fair Market Value on the date of exercise; provided, however, that fractional shares shall not be delivered under this Paragraph 6.3.5, and in lieu thereof a cash adjustment shall be made.
6.4.    Terms and Conditions Common to All Options. Unless otherwise provided by the Committee in an Award Agreement (at or, in the case of Non-Qualified Options and SARs, after, grant), Awards of Options and SARs granted under the Plan shall include the following provisions:
6.4.1.    All Awards of Options and SARs, by their terms, shall not be transferable other than by last will and testament or the laws of descent and distribution; provided, however, Non-Qualified Options and SARs may also be transferable to members of the Participant’s immediate family (or to one or more trusts for the benefit of such family members or to partnerships or limited liability companies in which such family members or trusts are the only partners or members or to IRS qualified educational, charitable or religious foundations or institutions), if (i) the Award Agreement with respect to which such Non-Qualified Option or SAR relates expressly so provides, and (ii) the Participant does not receive any consideration for the transfer. Any Option or SAR held by any such transferees will continue to be subject to the same terms and conditions that are applicable to such Option or SAR immediately prior to its transfer. During a Participant’s lifetime, ISOs shall be exercisable only by the Participant and Non-Qualified Options and SARs may be exercised by the Participant or the appropriate transferee.
6.4.2.    Each Option or SAR shall state the number of shares to which it pertains and the requirements and vesting schedule thereof, if any.
6.4.3.    Except as otherwise provided in the Award Agreement or as provided in Paragraph 6.4.4 (relating to permanent and total disability), 6.4.5 (relating to death), and 6.4.6 (relating to “cause”), in the event a Participant shall cease to be employed by the Company or a Subsidiary of the Company on a full-time basis for any reason, (i) the unvested portion of any Option or SAR held by such Participant at that time shall be cancelled and forfeited without consideration as of the date Participant ceases to be so employed and (ii) any outstanding vested Options or SAR held by such Participant may be exercised by the Participant or the Participant’s beneficiary within 90 days of the date the Participant ceases to be so employed, after which any unexercised Options will cease to be exercisable and will terminate automatically and will be forfeited.
6.4.4.    In the event a Participant shall cease to be employed by the Company or any Subsidiary of the Company on a full-time basis by reason of his “permanent and total disability” (within the meaning of section 22(e)(3) of the Code), the unexercised portion of any Option or SAR held by such Participant at that time may only be exercised within 180 days after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such Option or SAR as of the date on which he ceased to be so employed; provided, that in no event may such Option or SAR be exercised beyond the expiration of the term of the Option or SAR.
6.4.5.    In the event a Participant shall die while in the full-time employ of the Company or a Subsidiary of the Company, the unexercised portion of any Option or SAR held by such Participant at the time of his death may only be exercised within 180 days after the date of such Participant’s death, and only to the extent that the Participant could have otherwise exercised such Option or SAR at the time of his death. In such event, such Option or SAR may be exercised by the executor or administrator of the Participant’s estate or by any person or persons who shall have acquired the Option or SAR directly from the Participant by last will and testament or the applicable laws of descent and distribution with respect to ISOs and by transfers permitted in Paragraph 6.4.1 with respect to Non-Qualified Options and SARs.
6.4.6.    In the event a Participant is terminated from employment with the Company for “cause,” such Participant’s right to exercise any Option or SAR granted hereunder, whether vested or non-vested, shall terminate upon notice of discharge.
6.4.7.    If a Participant shall cease to be employed by the Company or any Subsidiary of the Company for any reason, the Company, at its discretion, may elect to repurchase from the Participant or his legal representative any and all Common Stock received by such Participant upon exercise of any Options or SARs as of the date of termination for a price per share equal to the exercise price of such Options or SARs. The Company’s right to repurchase the Common Stock shall continue for a period of six (6) years from the date of grant of such Option or SAR. The payment for shares of Common Stock repurchased by the Company pursuant hereto shall be made, in cash or by check, at the address of the Participant as set forth in the stock records of the Company, or at such other location as the parties to the repurchase may mutually agree. Upon payment by the Company in compliance with the provisions of this Paragraph 6.4.7, the Participant or his legal representative shall deliver to the Company for cancellation the certificate(s) evidencing the Common Stock repurchased by the Company. The failure of the Participant or legal representative to so deliver the certificate(s) shall not impinge the validity of the Company’s repurchase.
6.4.8.    The Committee shall determine the extent to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of full-time employment for purposes of determining questions of forfeiture and exercise of an Option or SAR after termination of full-time employment. With respect to an Incentive Option, such period of unemployment that is longer than three months following termination may be treated as employment if consistent with section 422 of the Code pursuant to a federal statute, Regulations, or a published ruling of the Internal Revenue Service that has general application.
6.4.9.    Notwithstanding the foregoing and except as permitted by the provisions of Section 7 hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options or SARs to reduce the exercise price thereof, (ii) cancel such Options or SARs in exchange for cash or a grant of either substitute Options or SARs with a lower exercise price than the cancelled Award, or any other Award, (iii) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the New York Stock Exchange or such other principal securities exchange on which the Shares are traded, in each case without the approval of the Company’s shareholders.
6.5.    Payment of Exercise Price. The payment of the exercise price of an Option granted under this Plan shall be subject to the following, subject to any applicable restrictions provided by law:
6.5.1.    Subject to the following provisions of this Section 6.5, the full exercise price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Paragraph 6.5.3, payment may be made as soon as practicable after the exercise).
6.5.2.    The exercise price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee, including by way of a “net exercise” pursuant to which a Participant, without tendering the Option Price, is paid Shares representing the excess of (i) the Fair Market Value on the date of exercise of the Shares as to which the Option is being exercised over (ii) the aggregate Option Price and applicable withholding taxes (unless such withholding is otherwise paid by the Participant).
6.5.3.    The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and the applicable tax withholding resulting from such exercise.
6.6.    Rights as a Shareholder. Any Participant or transferee of an Option or SAR granted hereunder shall have no rights as a shareholder of the Company with respect to any shares of Common Stock to which such Award relates until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise required by the Plan.
6.7.    Fractional Shares. Only whole Shares of Common Stock may be acquired through the exercise of an Option or SAR. Any amounts tendered in the exercise of an Award remaining after the maximum number of whole Shares have been purchased will be returned to the Participant.
6.8.    Other Agreement Provisions. The agreements evidencing Awards authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of such Awards, as the Committee shall deem advisable. Any Award Agreement hereunder shall contain such limitations and restrictions upon the exercise of ISOs as shall be necessary in order that such ISOs will be “incentive stock options” as defined in section 422 of the Code, or to conform to any change in the law, which provisions shall control any inconsistent or contradictory provision of the Plan.
SECTION 7.    ADJUSTMENTS.
7.1.    Adjustment to Shares. The number and kind of shares of stock with respect to which Awards hereunder may be granted (both overall and individual limitations) and which are the subject of outstanding Awards, and the maximum number and exercise price thereof, shall be adjusted as the Committee determines to be appropriate, in the event that:
7.1.1.    The Company effects one or more Stock dividends, Stock splits, reverse Stock splits, subdivisions, consolidations or other similar events;
7.1.2.    The Company engages in a transaction to which section 424 of the Code applies; or
7.1.3.    There occurs any other event that in the judgment of the Committee necessitates such action;
provided, however, that if an event described in Paragraphs 7.1.1 and 7.1.2 occurs, the Committee shall make adjustments to the limit on Awards specified in Section 4 that are proportionate to the modifications of the Stock that are on account of such corporate changes, and further provided, however, (i) that the limitations of sections 422 and 424 of the Code shall apply with respect to adjustments made to ISOs so as not to cause any ISO to cease to qualify as an ISO under section 422 of the Code and (ii) that no adjustments may be made that (A) would cause any Option to be subject to section 409A of the Code, or (B) if it causes such Option to be subject to section 409A of the Code, would result in any additional tax under such section. All such adjustments by the Committee shall be effective and binding for all purposes of this Plan. In the event of any other corporate transaction that affects the Shares, such as an extraordinary dividend, the Committee shall make such other adjustments to outstanding Award Agreements to equitable reflect such transaction.
7.2.    Substitution of Awards on Merger or Acquisition. The Committee may grant Awards in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Awards shall be determined by the Committee in its sole discretion, subject only to the limitations of Section 4.
7.3.    Effect of Certain Transactions.
7.3.1.    In the event of: (a) a dissolution, liquidation or sale of substantially all of the assets of the Company or (b) a merger or other reorganization of the Company in which the Company is not the surviving entity, survives only as a subsidiary of another entity or is otherwise controlled by the surviving or successor entity whether or not such event constitutes a Change in Control, any unexercised awards will terminate, provided, the vesting date of each outstanding Option shall accelerate and be exercisable within sixty (60) days prior to such occurrence in whole or in part.
7.3.2.    Except to the extent that Paragraph 7.3.1 controls the disposition, vesting, settlement, exchange or other treatment of an Award upon a Change in Control, in the event of a Change in Control in which the Company is the surviving entity, outstanding Awards shall be subject to the transaction agreement entered into with respect to such Change in Control. Such transaction agreement may provide, without limitation, continuation by the Company, revision, cancellation, conversion or other treatment of such Awards, in all cases without consent of the Participant. Provided, however, in the event that such agreement provides for the cancellation of the Awards, each holder shall be entitled to the same consideration or the equivalent value in cash, as provided in such agreement, as the consideration received by the holder of Common Stock pursuant to such transaction agreement with respect to all Awards which are vested on the date of the transaction. Any determination to be made hereunder with respect implementing the treatment as provided in the transaction agreement shall be made by the Committee and its determination shall be final, binding and conclusive.
7.4.    Limited Rights Upon Company’s Restructure. Except as herein before expressly provided in this Section 7, a holder of an Award shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award granted hereunder.
7.5.    Effect of Options and SARs on Company’s Capital and Business Structure. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.
SECTION 8.    GENERAL PROVISIONS.
8.1.    Effect of the Plan on Employment Relationship. Neither the Plan nor any Award granted hereunder to an Employee shall be construed as conferring upon such Participant any right to continue in the employ of the Company or the service of the Company or any Subsidiary, as the case may be, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant’s employment or other relationship with the Company or any Subsidiary, as the case may be, at any time.
8.2.    Amendment of the Plan. The Board of Directors may, as permitted by law, amend the Plan from time to time as it deems desirable; provided, however, that, without the approval of the holders of a majority of the outstanding Common Stock of the Company entitled to vote thereon at a shareholders’ meeting, the Board of Directors may not amend the Plan to (i) increase (except for increases due to adjustments in accordance with Section 7 hereof) the aggregate number of shares of Common Stock which may be issued under the Plan, (ii) increase the benefits accruing to a Participant under this Plan, including any decrease in the minimum exercise price specified by the Plan, (iii) change the class of Employees eligible to receive Options or SARs under the Plan, or (iv) make any other revision to the Plan as it relates to ISOs that requires shareholder approval under the Code. Notwithstanding any other provision of the Plan, shareholder approval of amendments to the Plan need not be obtained if such approval is not required to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply.
8.3.    Amendments to Awards. Subject to the restrictions set forth in the Plan, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.
8.4.    Dividend Equivalents. No dividend equivalent rights shall be granted with respect to Options or SARs.
8.5.    Investment Purpose. Each Award under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that in the event the stock subject to such Award is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible under applicable laws, rules and regulations. Such condition shall be inoperative if, in the opinion of counsel for the Company, such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.
8.6.    Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided, that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its expense, to handle and defend the same.
8.7.    Termination of the Plan. The Board of Directors may terminate the Plan at any time. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Award theretofore granted under the Plan.
8.8.    Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted hereunder shall be used for general corporate purposes.
8.9.    No Obligation to Exercise Option or SAR. The granting of an Option or SAR hereunder shall impose no obligation upon the Participant to exercise such Option or SAR.
8.10.    Effective Date of the Plan. The Plan shall be effective as of the date it is approved by the Board of Directors; provided, however, that to the extent that Awards are granted under the Plan prior to its approval by the Company’s shareholders, such Awards shall be contingent on approval of the Plan by the Company’s shareholders within twelve (12) months before or after the date the Plan is approved by the Board and consistent with the requirements for shareholder approval of matters requiring shareholder approval under the Company’s organizational documents and under applicable corporate law. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the date the Plan is approved by the Board of Directors.
8.11.    Interpretation. Any words herein used in the masculine shall read and be construed in the feminine where they would so apply. Words in the singular shall be read and construed as though in the plural in all cases where they would so apply.
8.12.    Withholding. A Participant may be required to pay to the Company or any Subsidiary or Affiliate and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other tax-related obligations in respect of an Award, its exercise or any other transaction involving an Award, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. Without limiting the generality of the foregoing, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to the Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required federal, state local and foreign withholding obligations using the maximum statutory withholding rates for federal, state, local and/or foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time, in each case (x) as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring an adverse accounting charge and (y) based on the Fair Market Value of the Shares on the wage payment date as determined by the Committee. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
8.13.    Recoupment of Awards. Any Award granted pursuant to this Plan shall be subject to mandatory repayment by the Participant to the Company (i) to the extent set forth in any Award Agreement, (ii) to the extent that such Participant is, or in the future becomes, subject to (a) any “clawback” or recoupment policy adopted by the Company or any Affiliate thereof to comply with the requirements of any applicable laws, rules or regulations, including pursuant to final rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, or otherwise, or (b) any applicable laws which impose mandatory recoupment, under circumstances set forth in such applicable laws, including the Sarbanes-Oxley Act of 2002.
8.14.    Compliance with Section 409A of the Code. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of section 409A of the Code such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under section 409A of the Code, except as otherwise determined in the sole discretion of the Committee. The Plan and each Award Agreement under the Plan is intended to meet the requirements of section 409A of the Code and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Committee. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to section 409A of the Code the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of section 409A of the Code, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations with respect to the application of section 409A of the Code to any tax, economic, or legal consequences of any Awards or payment, or the settlement or deferral thereof to a Participant and, by the acceptance of any Award, each Participant understands and agrees to accept the potential application of section 409A of the Code to the tax and legal consequences of such Award.
8.15.    Compliance with Section 16 of the Exchange Act. The transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.
8.16.    Headings. Any heading or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction of any provisions hereof.
8.17.    No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, SARs or other types of Awards provided for hereunder.
8.18.    Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
8.19.    Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.
8.20.    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.
8.21.    Waiver of Jury Trial. EACH PARTICIPANT HEREUNDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS HE OR SHE MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS PLAN OR ANY AGREEMENT HEREUNDER OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. BY AGREEING TO RECEIVE AN AWARD, EACH PARTICIPANT HERETO ACKNOWLEDGES THAT HE OR SHE IS KNOWINGLY AND VOLUNTARILY WAIVING HIS OR HER RIGHT TO DEMAND TRIAL BY JURY.
8.22.    Governing Law. This Plan shall be construed in accordance with the laws of the State of Tennessee.

Corporate Trust Department
RM 225-ANEX
Atlanta, GA 30302-4418

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

	For	Against	Abstain
1A James R. Jobe	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2 Approve the 2019 Stock Incentive Plan.	☐	☐	☐
3. Approve the advisory resolution approving the compensation of the named executive officers as disclosed in the accompanying proxy statement.	☐	☐	☐
4. Ratify the audit committee's selection of BDO USA, LLP as independent registered public accounting firm for year ending December 31, 2019.	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000405604_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K and Notice & Proxy Statement are available at www.proxyvote.com

NATIONAL HEALTH INVESTORS, INC.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints D. Eric Mendelsohn and/or Roger R. Hopkins as Proxies, each of them with power of substitution, to represent and vote on behalf of the undersigned all of the shares of National Health Investors, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Embassy Suites, 1200 Conference Center Boulevard, Murfreesboro, Tennessee, 37129 on Friday, May 3, 2019 at 12:00 pm CDT and at any continuances thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the proposals listed on the reverse side more fully described in the notice of and proxy statement for the meeting (receipt whereof is hereby acknowledged).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. **IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.**

Continued and to be signed on reverse side

0000405604_2 R1.0.1.18

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 03, 2019

NATIONAL HEALTH INVESTORS, INC.

Corporate Trust Department
RM 225-ANEX
Atlanta, GA 30302-4418

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 07, 2019
Date: May 03, 2019 **Time:** 12:00 PM CDT
Location: Embassy Suites
1200 Conference Center Boulevard
Murfreesboro, Tennessee 37129

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000405603_1 R1.0.1.18

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K   2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will **NOT** be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000405603_2 R1.0.1.18

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

1A James R. Jobe

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2 Approve the 2019 Stock Incentive Plan.

3. Approve the advisory resolution approving the compensation of the named executive officers as disclosed in the accompanying proxy statement.

4. Ratify the audit committee's selection of BDO USA, LLP as independent registered public accounting firm for year ending December 31, 2019.

NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

0000405603_3 R1.0.1.18